UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. __)
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Filed by a Party other than the Registrant  ☐
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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
Rush Street Interactive, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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RUSH STREET INTERACTIVE, INC.
900 N. Michigan Avenue, Suite 950
Chicago, Illinois 60611
April 27, 2023
Dear Stockholders of Rush Street Interactive, Inc.:
On behalf of the Board of Directors, you are cordially invited to attend the 2023 annual meeting of stockholders of Rush Street Interactive, Inc., a Delaware corporation (“RSI”, the “Company,” “we,” “us,” or “our”), which will be held on June 1, 2023, at 9:00 a.m., Central Time (10:00 a.m., Eastern time).
After careful consideration we have determined that the annual meeting will be a virtual meeting conducted exclusively via live webcast in order to facilitate stockholder attendance. You or your proxyholder will be able to attend and submit questions and vote at the annual meeting by visiting https://www.cstproxy.com/rushstreetinteractive/2023 and using a control number assigned by Continental Stock Transfer & Trust Company. To register and receive access to the virtual meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in this proxy statement.
Attached to this letter are a Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the Annual Meeting.
Your vote is important to us. Whether you own a few shares or many, and whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Please act as soon as possible to vote your shares. You may vote your shares on the Internet, by telephone or by returning your signed proxy card that you received in the mail in the envelope provided. You may also vote your shares online during the Annual Meeting. Instructions on how to vote while participating at the meeting live via the Internet are posted at https://www.cstproxy.com/rushstreetinteractive/2023.
On behalf of the Board of Directors and management, it is my pleasure to express our appreciation for your continued support.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To the Stockholders of Rush Street Interactive, Inc.:
The annual meeting of stockholders (the “Annual Meeting”) of Rush Street Interactive, Inc. (“RSI”) will be held at 9:00 a.m., Central Time (10:00 a.m., Eastern Time), on June 1, 2023. We have determined that the Annual Meeting will be a virtual meeting conducted exclusively via live webcast in order to facilitate stockholder attendance. You are cordially invited to attend the Annual Meeting online by visiting https://www.cstproxy.com/rushstreetinteractive/2023 and using a control number assigned by Continental Stock Transfer & Trust Company. For instructions on how to attend and vote your shares at the Annual Meeting, see the information in the accompanying Proxy Statement in the section titled “General Information About the Annual Meeting and Voting — How can I attend and vote at the Annual Meeting?”
The Annual Meeting is being held to:
1.elect Neil Bluhm and Niccolo de Masi as Class III directors to serve for a three-year term ending at the 2026 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

2.ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for fiscal year 2023;

3.approve an amendment to the Rush Street Interactive, Inc. 2020 Omnibus Equity Incentive Plan to increase the share reserve by 22,380,000 shares of Class A common stock; and

4.transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.
These items of business are described in the Proxy Statement that follows this notice. Holders of record of shares of RSI’s Class A common stock, par value $0.0001 per share, and/or shares of Class V common stock, par value $0.0001 per share, as of the close of business on April 12, 2023 are entitled to notice of, and to vote at, the Annual Meeting, or any continuation, postponement or adjournment thereof. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to CorporateSecretary@rushstreetinteractive.com, stating the purpose of the request and providing proof of ownership of RSI stock. The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting after entering the 12-digit control number included on your proxy card or on the materials provided by your bank or broker.
Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy via the Internet, by phone or by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have received a proxy card, instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote electronically, even if you have previously submitted your proxy. We encourage stockholders to submit their proxy by Internet or telephone.

By Order of the Board of Directors,

Selden Ross
Corporate Secretary

April 27, 2023

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 1, 2023: This notice of Annual Meeting, the related proxy statement and our 2022 Annual Report on Form 10-K are available at https://www.cstproxy.com/rushstreetinteractive/2023.

i

RUSH STREET INTERACTIVE, INC.
900 N. Michigan Avenue, Suite 950
Chicago, Illinois 60611
PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 1, 2023
This proxy statement (this “Proxy Statement”) and our annual report for the fiscal year ended December 31, 2022 (the “Annual Report” and, together with the Proxy Statement, the “proxy materials”) are being furnished by and on behalf of the board of directors (the “Board”) of Rush Street Interactive, Inc. in connection with our 2023 annual meeting of stockholders (the “Annual Meeting”). The Board is soliciting your proxy to vote at our Annual Meeting (or at any postponement or adjournment of the meeting). This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about April 27, 2023.
As used herein, the terms “Company,” “RSI,” “we,” “us,” or “our” refer to Rush Street Interactive, Inc. and its consolidated subsidiaries unless otherwise stated or the context otherwise requires.
GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
The following questions and answers briefly address some commonly asked questions about the Annual Meeting, the proposals to be presented at the Annual Meeting, and how voting with respect to the Annual Meeting works. The following questions and answers do not include all the information that is important to our stockholders. We urge our stockholders to carefully read this entire Proxy Statement, including the other documents referred to herein.
Q:    When and where will the Annual Meeting be held?
A:    The Annual Meeting will be held on Thursday, June 1, 2023 at 9:00 a.m., Central Time (10:00 a.m., Eastern Time), unless the Annual Meeting is adjourned. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting https://www.cstproxy.com/rushstreetinteractive/2023 and entering your 12-digit control number included in your proxy card or on the instructions that accompanied your proxy materials. Shareholder questions or comments are welcome, but we will only answer questions pertinent to Annual Meeting matters, subject to time constraints. Questions regarding personal matters and statements of advocacy are not pertinent to Annual Meeting matters and therefore will not be addressed. Questions or comments that are substantially similar may be grouped and answered together to avoid repetition.
If you lose your 12-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the close of business on April 12, 2023 (the “Record Date”). Please note that you will only be able to access the Annual Meeting by means of remote communication.
Q:    What proposals are stockholders being asked to vote upon?
A:    We are requesting that our stockholders vote at the Annual Meeting upon the following proposals described in this Proxy Statement:
•Proposal No. 1: Election of Neil Bluhm and Niccolo de Masi as Class III directors to serve for a three-year term ending at the 2026 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.
•Proposal No. 2: Ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for fiscal year 2023.
•Proposal No. 3: Approval of an amendment to the Rush Street Interactive, Inc. 2020 Omnibus Equity Incentive Plan (as amended, the “Equity Incentive Plan” or the “Plan”) to increase the share reserve by 22,380,000 shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”).
Except as described above, we do not intend to bring any business before the meeting other than that set forth in the Notice of Annual Meeting of Stockholders and described in this Proxy Statement. However, if any other business should properly come before the meeting, the person named in the proxy card intend to vote in accordance with their best judgment on that business and on any matters dealing with the conduct of the meeting pursuant to the discretionary authority granted in the proxy.

Q:    Are there any matters to be voted on at the Annual Meeting that are not included in this Proxy Statement?
A:    As of the date this Proxy Statement went to print, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the person named in your proxy card will have the discretion to vote on those matters for you.
Q:    What does it mean if I receive more than one set of proxy materials?
A:    It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials please submit your proxy via the Internet, phone or by signing, dating and returning the enclosed proxy card in the enclosed envelope.
Q:    Who is entitled to vote at the Annual Meeting?
A:    Holders of record of shares of our Class A Common Stock and holders of shares of our Class V common stock, par value $0.0001 per share (the “Class V Common Stock” and together with our Class A Common Stock, our “Common Stock”), as of the Record Date will be entitled to notice of, and to vote at, the Annual Meeting and any continuation, postponement or adjournment thereof. At the close of business on the Record Date, there were 67,334,424 shares of our Class A Common Stock issued and outstanding and entitled to vote and 154,455,584 shares of our Class V Common Stock issued and outstanding and entitled to vote. Each share of our Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.
You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet. To attend and participate in the Annual Meeting, you will need the 12-digit control number included in your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact Continental Stock Transfer & Trust Company (“Continental”) to obtain your 12-digit control number or otherwise vote through the bank or broker. If you lose your 12-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 9:00 a.m., Central Time (10:00 a.m., Eastern Time). We encourage you to access the meeting prior to the start time. Online check-in will begin 15 minutes before the start time of the meeting, and you should allow ample time for the check-in procedures.
Q:    What is the difference between being a “record holder” and holding shares in “street name”?
A:    A record holder (also called a “registered holder”) holds shares in his, her or its name. Shares held in “street name” refer to shares that are held on the holder’s behalf in the name of a bank, broker or other nominee.
Q:    What do I do if my shares are held in “street name”?
A:    If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The proxy materials have been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.
Q:    How many shares must be present to transact business at the Annual Meeting?
A:    A quorum of our stockholders must be present at the Annual Meeting for any business to be conducted. The holders of a majority in voting power of our capital stock issued and outstanding and entitled to vote, present in person or by means of remote communication (which would include presence at the virtual Annual Meeting), or represented by proxy, constitutes a quorum. If you authorize a proxy to vote electronically or telephonically or you sign and return your paper proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials.
Broker non-votes will also be considered present for the purpose of determining whether there is a quorum for the Annual Meeting.
Q:    What are “broker non-votes”?
A:    A “broker non-vote” occurs when shares held by a broker, bank or other nominee in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion.
Under current New York Stock Exchange (“NYSE”) interpretations that govern broker non-votes, Proposal Nos. 1 and 3 are each considered a non-discretionary matter, and a broker will lack the authority to vote uninstructed shares at its discretion on such proposals. However, Proposal No. 2 is considered a discretionary matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on this proposal.

Q:    What if a quorum is not present at the Annual Meeting?
A:    If a quorum is not present or represented by proxy at the scheduled time of the Annual Meeting, (i) the chairperson of the Annual Meeting or (ii) a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present electronically or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.
Q:    How do I vote my shares without attending the Annual Meeting?
A:    We recommend that stockholders vote by proxy even if they plan to attend the Annual Meeting and vote electronically. If you are a stockholder of record, there are three ways to vote by proxy:
•by Telephone—You can vote by telephone by calling 1-800-450-7155 (toll free) or 1-857-999-9155 (international) and following the instructions on the proxy card;
•by Internet—You can vote over the Internet at www.cstproxyvote.com by following the instructions on the proxy card; or
•by Mail—You can vote by mail by signing, dating and mailing the proxy card that you have received by mail.
Telephone and Internet voting facilities for stockholders of record are available 24 hours a day and will close at 11:59 p.m., Eastern Time, on May 31, 2023.
If your shares are held in the name of a bank, broker or other holder of record (“street name”), you will receive instructions on how to vote from the bank, broker or holder of record. You must follow the instructions of such bank, broker or holder of record in order for your shares to be voted.
Q:    Why hold a virtual meeting?
A:    As part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, after careful consideration, we believe that hosting a virtual meeting is in the best interest of the Company and its stockholders and will enable increased stockholder attendance and participation because stockholders can participate from any location around the world while providing stockholders the same rights and opportunities to participate as they would have at an in-person meeting.
Q:    How can I attend and vote at the Annual Meeting?
A:    We will be hosting the Annual Meeting via live webcast. Any stockholder can attend the Annual Meeting live online at https://www.cstproxy.com/rushstreetinteractive/2023. If you were a stockholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:
•Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at https://www.cstproxy.com/rushstreetinteractive/2023.
•Assistance with questions regarding how to attend and participate via the Internet will be provided at https://www.cstproxy.com/rushstreetinteractive/2023 on the day of the Annual Meeting.
•Webcast starts promptly at 9:00 a.m., Central Time (10:00 a.m., Eastern Time).
•You will need your 12-digit control number to enter the Annual Meeting.
•Stockholders may submit questions while attending the Annual Meeting via the Internet.
•Webcast replay of the Annual Meeting will be available for thirty days following the Annual Meeting.
To attend and participate in the Annual Meeting, you will need the 12-digit control number included in your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact Continental to obtain your 12-digit control number or otherwise vote through the bank or broker. If you lose your 12-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 9:00 a.m., Central Time (10:00 a.m., Eastern Time). We encourage you to access the meeting prior to the start time. Online check-in will begin 15 minutes before the meeting start time, and you should allow ample time for the check-in procedures.
Q:    What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
A:    We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

Q:    How does the Board recommend that I vote?
A:    The Board recommends that you vote:
•FOR the election of Neil Bluhm and Niccolo de Masi as Class III directors to serve for a three-year term ending at the 2026 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.
•FOR the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for fiscal year 2022.
•FOR the approval of an amendment to the Equity Incentive Plan to increase the share reserve by 22,380,000 shares of Class A Common Stock.
Q:    What vote is required to approve each proposal at the Annual Meeting?
A:    The following votes are required for each proposal at the Annual Meeting:
•Proposal No. 1 – Election of Directors: The election of the two director nominees requires a plurality of the votes cast by holders of the Class A Common Stock and holders of the Class V Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors, voting as a single class. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected as directors. If any nominee for director receives a greater number of votes “withheld” than votes “for” such election, our Corporate Governance Guidelines require that such person must promptly tender his or her resignation to the Board following certification of the vote. The voting options for this proposal are “FOR ALL”, “WITHHOLD ALL” or “FOR ALL EXCEPT”. Votes that are “WITHHELD” with respect to one or more director nominees will result in the respective nominee receiving fewer votes, but will not count as votes against a nominee and will have no effect on the outcome of the election of those nominees because directors are elected by plurality voting. Broker discretionary voting is not allowed for this proposal as this is not considered a discretionary matter, thus broker non-votes are not considered votes cast and will have no effect on the election of the director nominees.
•Proposal No. 2 – Ratification of Appointment of Independent Registered Public Accounting Firm: The ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of the holders of a majority of the Class A Common Stock and Class V Common Stock, voting together as a single class, present (in person or represented by proxy) and entitled to vote. The voting options for this proposal are “FOR”, “AGAINST” or “ABSTAIN”. A vote marked as an “Abstention” will have the same effect as a vote “against” the proposal. Broker discretionary voting is allowed for this proposal as this is considered a discretionary matter, thus brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.
•Proposal No. 3 – Amendment of the Equity Incentive Plan: The amendment of the Equity Incentive Plan requires the affirmative vote of the holders of a majority of the Class A Common Stock and Class V Common Stock, voting together as a single class, present (in person or represented by proxy) and entitled to vote. The voting options for this proposal are “FOR”, “AGAINST” or “ABSTAIN”. A vote marked as an “Abstention” will have the same effect as a vote “against” the proposal. Broker discretionary voting is not allowed for this proposal as this is not considered a discretionary matter, thus broker non-votes are not considered votes cast and will have no effect on the amendment of the Equity Incentive Plan.
As of the Record Date, Messrs. Neil Bluhm (and the trusts and entities controlled by him) and Richard Schwartz beneficially owned and had the right to vote approximately 118,845,641 of the outstanding shares of our Common Stock (representing approximately 53.6% of the voting power). Messrs. Bluhm and Schwartz have advised us that they intend to vote all such shares for each of the two director nominees listed herein, for the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for fiscal year 2023 and for the approval of an amendment to the Equity Incentive Plan. As a result, we are assured a quorum at the Annual Meeting and the passage of Proposals No. 1, 2 and 3.
Q:    What if I do not specify how my shares are to be voted?
A:    If you submit a proxy but do not indicate any voting instructions, the person named as proxy will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as within the description of each proposal in this Proxy Statement.
Q:    Who will count the votes?
A:    Representatives of Continental will tabulate the votes, and a representative of Continental will act as inspector of election.
Q:    Can I revoke or change my vote after I submit my proxy?
A:    Yes. Whether you have voted by Internet, telephone or mail, if you are a stockholder of record, you may change your vote and revoke your proxy at any time prior to its exercise at the Annual Meeting by:
•sending a written statement to that effect to the attention of our Corporate Secretary at our corporate offices or by electronic mail at CorporateSecretary@rushstreetinteractive.com;
•properly submitting a later proxy via Internet or by telephone;

•properly submitting a duly executed proxy bearing a later date; or
•voting your shares electronically at the virtual Annual Meeting.
If you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy at the Annual Meeting if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.
Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to us before your proxy is voted or you vote electronically at the Annual Meeting.
Q:    Who is soliciting my proxy?
A:    Our Board is sending you this Proxy Statement in connection with the Board's solicitation of proxies for use at the Annual Meeting or any adjournment or postponement thereof. Certain of our directors, officers and employees also may solicit proxies on the Board’s behalf, as described below.
Q:    Who will pay for the cost of this proxy solicitation?
A:    We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.
Q:    What happens if I sell my shares of Common Stock before the Annual Meeting?
A:    The Record Date for the Annual Meeting is earlier than the date of the Annual Meeting. If you transfer your shares after the Record Date, but before the Annual Meeting, unless you grant a proxy to the transferee, you will retain your right to vote at the Annual Meeting with respect to such shares.
Q:    Who can help answer my questions?
A:    If you have questions about the Annual Meeting, the Proxy Statement or the proposals contained in the Proxy Statement, or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact:

Rush Street Interactive, Inc.
Attn: Corporate Secretary
900 N. Michigan Avenue, Suite 950
Chicago, IL 60611
CorporateSecretary@rushstreetinteractive.com
You also may obtain additional information about RSI from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Board Overview
Our Second Amended and Restated Certificate of Incorporation (“Charter”) and Amended and Restated Bylaws (“Bylaws”), each as currently in effect, provide that the Board shall be composed of such number of directors as established from time to time by our Board, and that the Board shall be divided into three classes (designated Class I, Class II and Class III) as nearly equal in number as possible, and that each class of directors shall be elected for a term of three years with the term of one class expiring each year. Our Board has fixed the number of directors at eight, and we currently have eight directors serving on the Board.
Based upon the recommendation of the Nominating and Corporate Governance Committee of the Board (the “NCG Committee”), the Board has nominated two Class III directors for re-election at the Annual Meeting to serve for a three-year term ending at the 2026 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation, retirement, disqualification or removal, and the proxies cannot be voted for a greater number of persons than the number of director nominees named in this Proxy Statement.
Director Nomination Process
The Nominating and Corporate Governance Committee of the Board (the “NCG Committee”) is responsible for recommending candidates to serve on the Board and its committees. The NCG Committee believes that all directors must, at a minimum, meet the criteria set forth in the Board’s Code of Ethics and the Corporate Governance Guidelines, which specify, among other things, that the NCG Committee will consider criteria such as ethics, conflicts of interest, independence, business and professional activities, experience, qualifications and skills, time and participation, diversity and age in the context of the needs of the Board. In particular, with respect to addressing diversity, the NCG Committee considers a nominee’s differences in, among other things, viewpoint, gender, race, ethnicity, knowledge, experience and skills. The NCG Committee believes that diversity of backgrounds and viewpoints is a key attribute for a director nominee. The NCG Committee seeks a diverse Board that is representative of our dynamic and growing business and the diversity of our stockholders, customers and personnel. While the NCG Committee carefully considers diversity when determining Board composition, it has not established a formal policy regarding diversity. As of the date of this Proxy Statement, approximately 37.5% of our Board members identify as female or as a member of a minority group.
The NCG Committee also considers a combination of factors for each director, including whether the nominee displays or exhibits: (i) personal and professional integrity; (ii) satisfactory levels of education and/or business experience; (iii) broad-based business acumen; (iv) an appropriate level of understanding of our business and its industry and other industries relevant to our business; (v) the ability and willingness to devote adequate time to the work of our Board and its committees; (vi) skills and personality that complement those of our other directors that helps build a board that is effective, collegial and responsive to our needs; (vii) strategic thinking and a willingness to share ideas; (viii) a diversity of experiences, expertise and background; and (ix) the ability to represent the interests of all of our stockholders.
The NCG Committee has determined that all of our director nominees meet the criteria and qualifications set forth in our Code of Ethics, the Corporate Governance Guidelines and certain other criteria, including the criteria set forth above. Moreover, each director nominee possesses the following critical personal qualities and attributes that we believe are essential for the proper functioning of the Board to allow it to fulfill its duties for our stockholders: accountability, ethical leadership, governance, integrity, risk management and sound business judgment. The director nominee biographies below include a non-exclusive list of other key experiences and qualifications that further qualify the individual to serve on the Board. These collective qualities, skills, experiences and attributes are essential to our Board’s ability to exercise its oversight function for the Company and its stockholders, and guide the long-term sustainable, dependable performance of the Company.
The NCG Committee will consider director candidates recommended by stockholders, and such candidates will be considered and evaluated under the same criteria described above. Any recommendation submitted to us should be in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected and must otherwise comply with the requirements under our Bylaws for stockholders to recommend director nominees. Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Corporate Secretary, Rush Street Interactive, Inc., 900 N. Michigan Avenue, Suite 950, Chicago, IL 60611. All recommendations for director nominations received by the Corporate Secretary that satisfy our Bylaws requirements relating to such director nominations will be presented to the NCG Committee for its consideration. Stockholders also must satisfy the notification, timeliness, consent and information requirements set forth in our Bylaws. These timing requirements are also described under the caption “Stockholder Proposals and Director Nominations.”
Under that certain Investor Rights Agreement, dated as of December 29, 2020 (the “Investor Rights Agreement”), entered into in connection with the previously consummated business combination with dMY Technology Group, Inc. (the “Business Combination”), dMY Sponsor, LLC (“Sponsor”) currently has the right to designate a certain number of individuals as director nominees recommended by the Board for election by the Company’s stockholders at each applicable annual or special meeting of stockholders if certain criteria are met. Specifically, (i) for so long as the Sponsor and its permitted transferees, either individually or as a group, beneficially own Class A Common Stock representing at least 50% of the Class A Common Stock held by the Sponsor immediately after the closing of the Business Combination, the Sponsor will have the right to nominate two directors to the Board; and (ii) for so long as the Sponsor and its permitted transferees, either individually or as a group, beneficially own Class A Common Stock representing at least 25% (but less than 50%) of the Class A Common Stock held by the Sponsor immediately after the closing of the Business Combination, the Sponsor will have the right to nominate one director to the Board. Based on the Sponsor’s and its permitted transferees’ beneficial ownership of Class A Common Stock as of the date of this Proxy Statement, the Sponsor has the right to designate one individual for such purpose, which includes one of the Class III director nominees to be elected at this Annual Meeting.
The Investor Rights Agreement also provides that for so long as the sellers in the Business Combination (the “Sellers”) and their permitted transferees, either individually or as a group, beneficially own at least a majority of the voting power of the capital stock of the Company and the Company qualifies as a controlled company under applicable NYSE rules, Rush Street Interactive GP, LLC, as the representative (the “Sellers’ Representative”) on behalf of the Sellers and their permitted transferees, has the right to designate the remaining director nominees recommended by the Board for election by the Company’s stockholders at each applicable annual or special meeting of stockholders. In the event that applicable NYSE rules would no longer entitle either the Sellers and their permitted transferees to designate such number of directors or the Company to nominate the number of directors that the Sellers’ Representative is entitled to designate, then, subject to the Sponsor’s right to designate the number of directors described above, (i) for so long as the Company qualifies as a controlled company under applicable NYSE rules, the Sellers’ Representative will be entitled to designate the maximum number of directors that the Company could nominate without violating such rules, and (ii) if the Company no longer qualifies as a controlled company under applicable NYSE rules, the Sellers’ Representative will be entitled to designate the number of director nominees that is proportionate to the percentage of issued and outstanding voting securities of the Company held at the time by the Sellers and their permitted transferees, taken as a whole. Based on the Sellers’ beneficial ownership of our Common Stock as of the date of this Proxy Statement and the number of directors currently comprising the Board, the Sellers’ Representative has the right to designate seven individuals for such purpose, including one of the Class III director nominees to be elected at this Annual Meeting.
Mr. Neil Bluhm and Mr. Niccolo de Masi are the two Class III director nominees standing for re-election at this Annual Meeting.
We believe we have a balanced Board, which is comprised of directors who individually possess the leadership and character commensurate with the role of director, and who collectively possess the mix of skills necessary to provide appropriate oversight of a company the size and complexity of the Company. In addition, the Board possesses a strong mix of experienced and newer directors.
Director Nominees
The Board is currently comprised of Neil Bluhm, Richard Schwartz, Leslie Bluhm, Judith Gold, James Gordon, Niccolo de Masi, Paul Wierbicki and Daniel Yih, with the Class I directors being Judith Gold, Paul Wierbicki and Daniel Yih, the Class II directors being Leslie Bluhm, James Gordon and Richard Schwartz, and the Class III directors being Neil Bluhm and Niccolo de Masi. Each of the current Class III directors is standing for re-election at this Annual Meeting.
Each Class III director nominee was recommended to the Board for re-election by the NCG Committee. Each of the Class III director nominees was designated by the Sellers’ Representative pursuant to the Investor Rights Agreement. Each nominee has consented to stand for election, and the Board does not anticipate that any nominee will be unavailable to serve. If, before the Annual Meeting, any nominee becomes unable to serve, or chooses not to serve, the Board may nominate a substitute, subject to the rights of the Sellers’ Representative under the Investor Rights Agreement. If that happens, the person named as proxy on the proxy card will vote for the substitute. Alternatively, the Board may either let the vacancy stay unfilled until an appropriate candidate is identified or reduce the size of the Board to eliminate the unfilled seat.
The information presented below regarding each nominee also sets forth specific experience, qualifications, attributes and skills that led our Board to conclude that such individual should serve as a director in light of our business and structure.
Class III Director Nominees for Election for a Three-Year Term Expiration at the 2026 Annual Meeting
Neil Bluhm, 85, has been our Executive Chairman since April 9, 2021 and Chairman of the Board since December 2020. Mr. Bluhm is a leading business executive having built and led multiple successful companies in the areas of real estate development, gaming, and private equity. Mr. Bluhm co-founded JMB Realty Corp. (“JMB”) and has served as the President of JMB since 1968. JMB became one of the largest property owners and developers in the United States with successful developments that include urban shopping centers and malls, five-star hotels, commercial office towers, and residential projects. Mr. Bluhm and JMB set the standard for superior mixed-use developments that combine retail, dining, hotel, office and residential. Marquee projects included Century City in Los Angeles and 900 North Michigan in Chicago, featuring the prestigious Four Seasons hotel, among innumerable other high-profile ventures. In 1994, Mr. Bluhm co-founded Walton Street Capital, a real estate private equity firm, where he served as a Principal from 1995 through August 2021. In 2009, Mr. Bluhm co-founded Rush Street Gaming, LLC (“RSG”), one of the fastest growing companies in the gaming industry. Mr. Bluhm has served as the Managing Member of RSG since 2009. RSG has developed seven regional destination casinos, including five of which it continue to operate in downtown Pittsburgh and Philadelphia, the Capital Region of New York, in the Chicago suburbs and Portsmouth in Virginia. Early in his career, Mr. Bluhm worked as an attorney with Mayer, Brown & Platt, where he rose to partner. Mr. Bluhm has been a life trustee and member of the investment committee at Northwestern University since 1986, a member of the board of directors of Northwestern Memorial Foundation of Northwestern Hospital since 2001, a member of the board of trustees of the Whitney Museum of American Art since 2003, during which time he has served in various roles including as President and co-chair, an honorary member of the board of directors for the Alzheimer’s Disease & Related Disorders Association since 1996 and a member to the advisory board of Chicago Cares since 1991. Mr. Bluhm earned a Bachelor’s degree from the University of Illinois and a J.D. from Northwestern University School of Law. Mr. Bluhm’s qualifications to serve as Chairman of the Board include his extensive and varied leadership experience throughout his career in the real estate, casino and gaming industries.
Niccolo de Masi, 42, has been a director of the Company since September 2019 and served as dMY Technology Group, Inc.’s Chief Executive Officer from January through December 2020. Mr. de Masi presently serves on the board and audit committee of Planet Labs PBC (NYSE: PL) since December 2021, the board, audit committee and compensation committee of IonQ Inc (NYSE: IONQ) since September 2021, the board and compensation committee of Genius Sports Limited (NYSE: GENI) since April 2021, as chief executive officer and a director of dMY Technology Group, Inc. VI (NYSE: DMYS) since April 2021, dMY Squared (NYSE:

DMYY) since October 2022 and the board of Jagex Ltd. since January 2021. Mr. de Masi has been a member of the board of directors of Glu Mobile since January 2010, and has served as chairman since December 2014, as interim chairman from July 2014 to December 2014 and as president and chief executive officer from January 2010 to November 2016. Mr. de Masi served on the board of directors of Resideo Technologies, Inc. (NYSE: REZI) from October 2018 to January 2020. Mr. de Masi served as the president of Essential from November 2016 to October 2018. Mr. de Masi served on the board of directors of Xura and its audit committee from November 2015 until August 2016. From 2008 to 2009, Mr. de Masi led Hands-On Mobile as its chief executive officer. From 2004 to 2007, Mr. de Masi was the chief executive officer of Monstermob. Mr. de Masi serves on the Leadership Council of the UCLA Grand Challenges. Mr. de Masi received his B.A. and MSci. degrees in physics from Cambridge University. Mr. de Masi’s qualifications to serve on the Board include his extensive leadership experience in the mobile gaming and app space, his track record in dMY’s target industry and his network of contacts in the technology sector.
Continuing Class I Directors to Serve Until the 2024 Annual Meeting
Judith Gold, 59, has been a director of the Company since December 2020. Ms. Gold has been a Managing Director, Government Relations & Strategy, and Senior Counsel at LAMB Capital Advisors, LLC since December 2020. Prior to joining LAMB Capital Advisors, LLC, Ms. Gold was a partner at Perkins Coie LLP, which she joined in 2005, where she advised companies and senior executives on corporate communications, public affairs, crisis communications, reputation management and public strategies. Ms. Gold began her legal career in 1989 at Altheimer & Gray, where she was an associate and later became a partner. Ms. Gold has also served in numerous public policy roles throughout her career, including in Chicago Mayor Richard M. Daley’s Cabinet as Chief of Policy for the City of Chicago, as a member of the Illinois State Board of Education, and as Chair of the Illinois Commission on the Status of Women. Ms. Gold devotes significant time to service for nonprofit organizations, including currently serving as a member of the boards of directors of Columbia College Chicago, the Illinois Coalition Against Sexual Exploitation and the Chicago Civic Federation. Ms. Gold earned a B.A. from the University of Michigan and a J.D. from the University of Chicago Law School. Ms. Gold’s qualifications to serve on the Board include her over thirty years of public and private sector experience of providing government relations, communications and public policy advice to companies and senior executives in regulated industries.
Paul Wierbicki, 43, has been a director of the Company since December 2020, and our General Counsel and Chief Legal Officer since July 2021. Prior to that, Mr. Wierbicki was the General Counsel of LAMB Capital Advisors, LLC since June 2015. Before joining LAMB Capital Advisors, LLC, Mr. Wierbicki served as Senior Counsel, Business and Legal at AbbVie Inc. from March 2014 to May 2015 and as a Partner at Kirkland & Ellis LLP, specializing in restructuring and debt finance, from October 2011 to February 2014. Mr. Wierbicki served on the board of directors and compensation committee of Green Rivers Spirits Company (f/k/a Terressentia Corporation) from February 2017 and January 2018, respectively, through September 2021, the board of directors and as treasurer of Sutton Place Association since January 2016, and the board of directors of The Civic Federation from September 2012 to December 2015. Mr. Wierbicki earned a B.A. in Economics and Political Science from Vanderbilt University, an Advanced Professional Certificate in Law and Business from New York University, Stern School of Business and a J.D. from New York University School of Law. Mr. Wierbicki’s qualifications to serve on the Board include his extensive and varied legal and deal experience throughout his career, including his role as our General Counsel and Chief Legal Officer and his experience in the casino and gaming industries.
Daniel Yih, 64, has been a director of the Company since June 2022. Mr. Yih was a Managing Director of Starwood Capital Group from 2007 to August 2022. During this time, Mr. Yih served as President of Starwood Outdoors, Chief Investment Officer, Europe, Interim Head of Asset Management, Europe, CEO of BR Guests Restaurant, a portfolio company of Starwood Capital, and Global Chief Operating Officer. Mr. Yih also served on Starwood’s Investment Committee from 2007 to 2020. Prior to joining Starwood, Mr. Yih was Chief Operating Officer and a Portfolio Principal of the buyout fund GTCR Golder Rauner. Before that, Mr. Yih was a general partner at Zell-Chilmark Fund, a buyout fund investing in financially distressed companies. Mr. Yih also previously served as Chief Administrative Officer and Chief Financial Officer of Welbilt Corporation, a commercial food equipment manufacturer. Mr. Yih began his career at Kirkland & Ellis, representing equity investors in leveraged buyout transactions and venture capital investments. He previously served on the boards of directors and audit committees of Ann Inc. (NYSE: ANN) from 2007 to 2015 and Starwood Hotels & Resorts Worldwide, Inc. (NYSE: HOT) from 1995 to 2007. Mr. Yih also served as chairman of the board of trustees for the Thacher School. Mr. Yih earned a Juris Doctor and a Master of Business Administration from the University of Chicago. He graduated with a B.S. in mechanical engineering with distinction from Stanford University. Mr. Yih’s qualifications to serve on the Board include his extensive business experience and experience serving on public company boards of directors.
Continuing Class II Directors to Serve Until the 2025 Annual Meeting
Leslie Bluhm, 59, has been a director of the Company since December 2020. Ms. Bluhm has been an associate at JMB Realty Corp. since 1991. Prior to joining JMB Realty Corp. Ms. Bluhm co-founded, and served as the President of, Chicago Cares Inc. (“Chicago Cares”), a nonprofit volunteer service organization, from 1990 to 2016. Since 2013, Ms. Bluhm has served on the executive committee of The Chicago Community Trust, the board of trustees and as vice chair of the Museum of Contemporary Art Chicago, and on the board of directors of both OneGoal and Shining Hope for Communities. Since 2017, Ms. Bluhm has served as trustee of the Whitney Museum of American Art. Ms. Bluhm earned a B.A. degree from the University of Michigan and a J.D. from the University of Chicago Law School. Ms. Bluhm’s qualifications to serve on the Board include her extensive experience as a community leader, as well as her training as an attorney.
James Gordon, 73, has been a director of the Company since December 2020. Mr. Gordon has been the Managing Partner of Edgewater Growth Capital Partners (“Edgewater”) since he founded Edgewater in 2001. Prior to forming Edgewater, Mr. Gordon was President of Gordon Foods, Inc. and Gordon’s Wholesale, Inc. In 1982, Mr. Gordon engineered a leveraged buy-out of his personal and family interests in The Gordon Companies and in 1986 sold the company to a European multinational corporation. Mr. Gordon has served on the boards of directors of numerous Edgewater portfolio companies. Mr. Gordon has also served on the board of directors of numerous philanthropic and non-profit organizations, including The Whitney Museum of American Art as chair of the investment committee, The Art Institute of Chicago as a member of the board of trustees and the investment committee, The Chicago Museum of Contemporary Art on the executive committee of the board and the investment committee and on the board of trustees of

Grinnell College as head of the investment committee. Mr. Gordon earned a B.A. from Northwestern University. Mr. Gordon’s qualifications to serve on the Board include his extensive experience as a private equity investor and his service on numerous other public and private company and philanthropic boards.
Richard Schwartz, 48, has been a director of the Company since August 2021. Mr. Schwartz has been our Chief Executive Officer since August 2021. He co-founded the Company in 2012 and served as the Company’s President from inception until August 2021. Prior to joining the Company, Mr. Schwartz started and led the interactive business for WMS Industries, which in 2010, launched the award-winning UK-facing online casino business, Jackpot Party. Richard has been a leader and innovator in the gaming industry for over 15 years, is an inventor on over 50 patents, and has a deep understanding of player psychology. Prior to joining the gaming industry, Mr. Schwartz was an executive at Telecom Italia Lab USA (formerly Telecom Italia Ventures) and an intellectual property attorney in the Silicon Valley. Mr. Schwartz graduated from the University of California, Berkeley and received his law degree from the University of California, Hastings College of the Law. Mr. Schwartz’s qualifications to serve on the Board include his extensive experience as Chief Executive Officer (and formerly President) of the Company, and his extensive and varied experience throughout his career in the casino and gaming industries.
Vote Required
Under our Bylaws, the election of the two director nominees at the Annual Meeting requires a plurality of the votes cast by holders of the Class A Common Stock and holders of the Class V Common Stock present in person or represented by proxy and entitled to vote on the election of directors, voting as a single class. In an uncontested election of directors, this means that each director nominee will be elected if he or she receives at least one “FOR” vote. Failure to vote by proxy or to vote electronically at the virtual Annual Meeting and “WITHHOLD” votes will result in a respective nominee having fewer votes, but will have no effect on the outcome of the election because a plurality of the votes cast is required for the election of the director nominee. Cumulative voting is not permitted in the election of directors.
Our Corporate Governance Guidelines require that in an uncontested election of directors, any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” his or her election will, within five days following the certification of the stockholder vote, tender his or her written resignation to the Chairman of the Board for consideration by the NCG Committee. For these purposes, an “uncontested election of directors” is an election in which the number of nominees is not greater than the number of Board seats open for election. The NCG Committee shall review the director’s continuation on the Board and recommend to the Board whether it should accept such tendered resignation. The Board, giving due consideration to the best interests of the Company and its stockholders, shall evaluate the relevant facts and circumstances in connection with such director’s resignation, and shall make a decision, within 90 days following the certification of the stockholder vote, on whether to accept the tendered resignation. Any director who tenders a resignation pursuant to this provision of our Corporate Governance Guidelines shall not participate in the NCG Committee’s recommendation or Board’s decision regarding the resignation. The Board will promptly disclose publicly its decision and, if applicable, the reasons for rejecting the tendered resignation.
Board Recommendation
The Board unanimously recommends a vote “FOR” each of the Class III director nominees: Neil Bluhm and Niccolo de Masi.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Appointment of Independent Registered Public Accounting Firm
The audit committee of the Board (the “Audit Committee”) appoints our independent registered public accounting firm. In this regard, the Audit Committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the Audit Committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s global capabilities relative to our business; and the firm’s knowledge of our operations. WithumSmith+Brown, PC (“Withum”) has served as our independent registered public accounting firm since 2019. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors and providing audit and permissible non-audit related services. Upon consideration of these and other factors, the Audit Committee has appointed Withum to serve as our independent registered public accounting firm for the year ending December 31, 2023.
Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Withum to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and it is a good corporate governance practice. If our stockholders do not ratify the selection, it will be considered as notice to the Board and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
Representatives of Withum are expected to attend the Annual Meeting, will have an opportunity to make a statement if they wish to do so and will be available to respond to appropriate questions from stockholders.
Audit, Audit-Related, Tax and All Other Fees
The table below sets forth the aggregate fees billed by Withum in fiscal years 2021 and 2022.

	2022	2021

Audit Fees(1)	$497,820	$382,027
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$497,820	$382,027

___________________________
1.Audit fees for the fiscal year ended December 31, 2021 consist of fees for audit services related to the audit of RSI’s restated annual consolidated financial statements for the year ended December 31, 2020 of approximately $15,000, the audit of RSI’s annual consolidated financial statements for the year ended December 31, 2021 of approximately $225,000, the review of RSI’s quarterly consolidated financial statements of approximately $105,000, services performed in connection with RSI’s securities offerings and/or registration statements, including comfort letters, consents and review of documents filed with the SEC and other offering documents of approximately $26,000, and related data and security fees of approximately $11,000. Audit fees for the fiscal year ended December 31, 2022 consist of fees for audit services related to the audit of RSI’s annual consolidated financial statements for the year ended December 31, 2022 of approximately $350,000, the review of RSI’s quarterly consolidated financial statements of approximately $110,000, services performed in connection with RSI’s securities offerings and/or registration statements, including comfort letters, consents and review of documents filed with the SEC and other offering documents of $16,500, and related data and security fees of approximately $21,000.

Pre-Approval Policies and Procedures
The formal written charter for our Audit Committee requires that the Audit Committee pre-approve all audit and permitted non-audit and tax services to be provided to us by our independent registered public accounting firm, and establish policies and procedures for the Audit Committee’s pre-approval of permitted services in compliance with applicable SEC rules and review such pre-approval policies at least quarterly.
On an annual basis, the Audit Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by our independent registered public accounting firm without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. Any subcommittee of the Audit Committee to which the Audit Committee delegates authority to make pre-approval decisions must report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. If circumstances arise where it becomes necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories or above the pre-approved amounts, the Audit Committee requires pre-approval for such additional services or such additional amounts.

All of the services listed in the table above provided by Withum were approved by our Audit Committee.
Vote Required
Under our Bylaws, the ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of the holders of a majority of the Class A Common Stock and Class V Common Stock, voting together as a single class, present (in person or represented by proxy) and entitled to vote. The voting options for this proposal are “FOR”, “AGAINST” or “ABSTAIN”. A vote marked as an “Abstention” will have the same effect as a vote “against” the proposal. Broker discretionary voting is allowed for this proposal as this is considered a discretionary matter, thus brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.
Board Recommendation
The Board and our Audit Committee unanimously recommends a vote “FOR” the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for fiscal year 2023.

PROPOSAL NO. 3
APPROVAL OF AN AMENDMENT
TO THE COMPANY’S EQUITY INCENTIVE PLAN
Overview
At the Annual Meeting, the Company’s stockholders will be asked to approve an amendment to the Company’s Equity Incentive Plan in order to increase the maximum number of shares of our Class A Common Stock that may be issued under the Equity Incentive Plan by 22,380,000 shares.
In April 2023, the Compensation Committee recommended, and the full Board adopted, subject to stockholder approval, an amendment to the Equity Incentive Plan that increases the share reserve by 22,380,000 shares of Class A Common Stock. Our stockholders have previously authorized us to issue under the Equity Incentive Plan up to a total of 13,400,000 shares of Class A Common Stock, subject to adjustment upon certain changes in our capital structure.
The Compensation Committee and the full Board believe that in order to successfully attract and retain the best possible candidates, we must continue to offer a competitive equity incentive program. The proposed share reserve increase would allow the Company to continue its current granting practices.
As of December 31, 2022, of the 13,400,000 shares of Class A Common Stock authorized for issuance under the Equity Incentive Plan, 804,953 shares of stock remained available for future grants of stock awards (assuming the maximum payout of all performance-based restricted stock units), a number that the Compensation Committee and the full Board believes to be insufficient to meet our anticipated needs. Therefore, the Compensation Committee recommended, and the full Board approved, subject to stockholder approval, an increase in the maximum number of shares of Class A Common Stock issuable under the Equity Incentive Plan by 22,380,000 shares to a total of 35,780,000 shares of our Class A Common Stock, subject to adjustment upon certain changes in our capital structure.
Our Board believes that approving the amendment to the Equity Incentive Plan is in the best interests of the Company. The Plan promotes ownership in the Company by our employees, directors and consultants, and aligns incentives between these service providers and stockholders by permitting these service providers to receive compensation in the form of awards denominated in, or based on the value of, our Class A Common Stock. Therefore, our Board recommends that our stockholders approve the amendment to the Equity Incentive Plan. In light of the limited available pool of shares under the Equity Incentive Plan and the expectation that the amendment to the Equity Incentive Plan would be presented for approval at the Annual Meeting, the Company has granted certain performance-based restricted stock units, time-based restricted stock units and stock options contingent upon approval of such amendment as discussed in further detail below in the section entitled “New Plan Benefits.”
Summary of the Plan
The material features of the Equity Incentive Plan are summarized below. This summary is qualified in its entirety by reference to the full text of the Equity Incentive Plan filed as Exhibit 10.8 of the Company’s Current Report on Form 8-K filed with the SEC on January 5, 2020, Amendment No. 1 to the Equity Incentive Plan filed as Exhibit 10.19 to our Annual Report on Form 10-K for the year ended December 31, 2020, and the amendment to the Equity Incentive Plan set forth in Appendix A to this Proxy Statement.
General. The purposes of the Plan are to enable the Company and its affiliates to attract and retain the types of employees, consultants and independent directors who will contribute to the Company’s long range success, provide incentives to align the interests of employees, consultants and independent directors with those of the stockholders of the Company, and promote the success of the Company’s business. These incentives are provided through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance share awards, cash awards and other equity-based awards.
Authorized Shares. Currently, the total number of shares of Class A Common Stock that are authorized and reserved for issuance under the Equity incentive Plan is 13,400,000 shares of Class A Common Stock, and the maximum number of shares of Class A Common Stock that may be covered by incentive awards under the Equity Incentive Plan that are intended to be incentive stock options shall not exceed 13,400,000 shares in the aggregate. As of December 31, 2022, of the 13,400,000 shares of Class A Common Stock authorized for issuance under the Equity Incentive Plan, 804,953 shares of stock remained available for future grant of stock awards (assuming the maximum payout of all performance-based restricted stock units). Assuming stockholders approve this proposal, a total of 35,780,000 shares of Class A Common Stock will have been authorized and reserved for issuance pursuant to the Plan. Assuming stockholders approve this proposal, the maximum number of shares of Class A Common Stock that may be covered by incentive awards granted under the Plan that are intended to be incentive stock options shall not exceed 35,780,000.
In addition, shares subject to awards granted under the Plan that expire or are otherwise canceled, forfeited or terminated without the issuance of the full number of shares of Class A Common Stock to which the award related will again be available for issuance under the Plan. In addition, shares subject to an award under the Plan will be deemed to constitute shares not issued to a participant and shall be deemed to again be available for issuance or delivery under the Plan if such shares are (i) shares tendered in payment of an option; (ii) shares delivered or withheld by the Company to satisfy tax withholding obligations; or (iii) shares covered by a stock-settled stock appreciation right or other award that were not issued upon the settlement of the award.
As of April 12, 2023, the market value of a share of Class A Common Stock was $2.97 (representing the closing price on the NYSE on such day).

Adjustments to Shares Subject to the Plan. In the event of any changes in the outstanding Class A Common Stock or in the capital structure of the Company by reason of (a) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Class A Common Stock, other securities or other property), a recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase, or exchange of shares of Class A Common Stock or other securities of the Company or similar corporate transaction or event that affects the shares of common stock (including a “change in control”), or (b) unusual or nonrecurring events affecting the Company, including changes in applicable rules, rulings, regulations, or other requirements, that the compensation committee determines, in its sole discretion, could result in dilution or enlargement of the rights intended to be granted to, or available for, participants, the administrator (as defined below) may, in respect of any such adjustment event, make such proportionate substitution or adjustment, if any, as it deems equitable, to, among other things, the aggregate number of shares and types of securities as to which the awards may be granted, the number of shares covered by each outstanding award and the exercise price for each related outstanding option and stock appreciation right.
Administration. The Compensation Committee will administer the Plan (referred to as the “administrator”). The compensation committee of the Board may establish one or more sub-committees to administer the Plan with respect to separate classes of grantees. Subject to the provisions of the Plan, the administrator has the power to administer the Plan, including but not limited to, the authority to (i) designate participants and determine the types of awards and the number of shares of common stock or amount of cash to be covered by an award; (ii) determine the terms and conditions of any award, including whether, to what extent and under what circumstances awards may be vested, settled, exercised, cancelled or forfeited and the treatment of an award upon a termination of employment or service; (iii) modify, waive or adjust any term or condition of an award that has been granted, which may include the acceleration of vesting, waiver of forfeiture restrictions, modification of the form of settlement of the award, early termination of a performance period or modification of any other condition or limitation regarding an award; (iv) construe, interpret and administer the Plan and any award agreement and promulgate, amend, and rescind rules and regulations relating to the administration of the Plan. The administrator’s interpretation and construction of any provisions of the Plan or any award are final, binding and conclusive unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.
Eligibility. Awards may be granted to directors, employees, consultants and advisors of the Company or any of its affiliates, and any individuals whom the administrator determines are reasonably expected to become directors or employees, consultants and advisors of the Company or its affiliates following the date of grant of an award under the Plan. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company or any parent or subsidiary corporation of the Company. As of December 31, 2022, the Company had approximately 695 employees and consultants and eight members of our Board (including three employee directors).
Options. Stock options in the form of non-qualified stock options or incentive stock options may be granted under the Plan. The administrator determines the number of shares subject to each option. The administrator determines the exercise price of options granted under the Plan; provided that the exercise price must at least be equal to the fair market value of the Company’s Class A Common Stock on the date of grant, except in connection with the grant of options granted in connection with an assumption or substitution for another option in a manner satisfying the provisions of the Internal Revenue Code of 1986, as amended (the “Code”). The term of a stock option may not exceed ten years, except that with respect to any participant who owns more than 10% of the voting power of all classes of the Company’s outstanding stock, the term of an incentive stock option must not exceed five years and the exercise price must equal at least 110% of the fair market value of the Company’s Class A Common Stock on the grant date. The grantee may pay the exercise price of an option (i) in cash, (ii) by certified check or (iii) by such method as the administrator approves, including a “cashless” exercise program established with a broker. Subject to the terms of the applicable award agreement, the consideration received or to be received for the grant or extension of an option may include cash, stock or other property, as determined by the compensation committee. After the termination of service of a grantee other than due to death or disability, his or her option will remain exercisable for three months except as otherwise provided in the award agreement. After the termination of service of a grantee due to death or disability, the option will remain exercisable for 12 months unless otherwise provided in the award agreement. Upon a termination for cause, all options cease to be exercisable immediately on the date of termination. An option may not be exercised later than the expiration of its term. Subject to the provisions of the Plan, the administrator determines the other terms of options.
Stock Appreciation Rights. Stock appreciation rights may be granted under the Plan. Each share of Class A Common Stock subject to a stock appreciation rights allow the recipient to receive the appreciation in the fair market value of the Company’s Class A Common Stock over the exercise price specified in the award agreement between the exercise date and the date of grant. Stock appreciation rights may not have a term exceeding ten years. The exercise price for a stock appreciation right may not be less than 100% of the fair market value of one share of Class A Common Stock on the date of grant. Subject to the provisions of the Plan, the administrator determines the other terms of stock appreciation rights, including when such rights become exercisable.
Restricted Stock Awards. Restricted stock may be granted under the Plan. Restricted stock awards are grants of shares of the Company’s Class A Common Stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director, consultant or advisor and, subject to the provisions of the Plan, will determine the terms and conditions of such awards. The administrator may impose whatever conditions to vesting it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to the Company); provided, however, that the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting rights with respect to such shares upon grant unless the administrator provides otherwise. Recipients of restricted stock awards are not entitled to receive any dividends with respect to such shares until the shares become vested. The administrator may provide that any dividends paid on restricted stock awards must be reinvested in shares of common stock, which are subject to the same vesting conditions applicable to the restricted stock awards.

Restricted Stock Units and Deferred Stock Units. Restricted stock units may be granted under the Plan. Restricted stock units are a hypothetical unit of Class A Common Stock having a value equal to the fair market value of an identical number of shares of Class A Common Stock. Subject to the provisions of the Plan, the administrator determines the terms and conditions of restricted stock units, including the vesting criteria (which may include accomplishing specified performance criteria or continued service to the Company) and the form and timing of payment. Restricted stock units that have a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an award agreement are referred to as deferred stock units. Holders of restricted stock units and deferred stock units do not have any rights as stockholders but the administrator may provide in an award agreement that such holders are entitled to receive cash payments equal to the per-share dividend paid on common stock which will be distributed upon vesting of the restricted stock unit.
Dividend Equivalent Rights. Dividend equivalent rights may be granted under the Plan with respect to each restricted stock unit and deferred stock unit. Dividend equivalent rights are entitlements to receive credits based on cash and stock dividends that would have been paid on the shares of Class A Common Stock subject to each restricted stock unit or deferred stock unit award granted to a participant as though such shares had been issued to and held by the grantee. Dividend equivalent rights may not be granted in connection with stock options or stock appreciation rights. Subject to the terms of the Plan, the administrator determines the terms and conditions of any dividend equivalent rights granted with respect to awards under the Plan, provided that dividend equivalent rights are subject to the same vesting requirements as the underlying awards and will only be paid at the time or times such vesting requirements are satisfied. If a restricted stock unit or deferred stock unit is forfeited, any right to a dividend equivalent shall likewise be forfeited.
Performance Share Awards and Other Equity-Based Awards and Cash Awards. The Plan allows the administrator to grant performance share awards, as well as other equity-based awards and cash awards. The terms of any such awards will be subject to an award agreement setting forth the conditions, terms and form of such awards.
Transferability of Awards. The Plan allows for the transfer of awards (other than incentive stock options), in the sole discretion of the administrator and for no consideration, to the grantee’s immediate family or any trust or other entity in which more than 50% of the beneficial interests or voting interests, respectively, are owned by such immediate family members, or such other transferees as permitted by the administrator.
Grants to Non-Employee Directors. Grants made to non-employee directors may be in any form other than incentive stock options. The fair value of any awards granted to a non-employee director, including cash compensation in respect of such director’s service, may not exceed $250,000 in any one calendar year, provided that the disinterested directors may provide for exceptions to this limit for a non-employee director.
Change in Control. The Plan provides that, except as otherwise set forth in an award agreement, in the event of a “change in control” (as defined under the Plan), each outstanding award will be treated as the administrator determines, including substitution or assumption of awards, acceleration of exercisability or lapse of restrictions, termination of awards or a period of time (not required to be more than 10 days) for participants to exercise (if applicable) outstanding awards prior to the occurrence of such termination, or cancellation and payment to the participant of the value of such awards.
Amendment; Termination. The Board has the authority to amend the Plan from time to time; provided that under applicable law and the requirements of a stock exchange on which the Company’s equity securities may be listed, stockholder consent may be required to: (i) increase the maximum number of shares as to which awards may be granted, except for adjustments in connection with certain events specified in the Plan, (ii) materially expand the eligible participants or (iii) adopt any amendment constituting a change requiring stockholder approval under applicable laws or applicable listing requirements. Additionally, no amendment may materially adversely affect any outstanding award without consent of the impacted grantee. The Plan automatically will terminate on December 29, 2030, unless earlier terminated by the Board.
Summary of United States Federal Income Tax Consequences of the Plan
The following summary is intended only as a general guide to the material United States federal income tax consequences of participation in the Plan. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances.
Incentive Stock Options. An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Optionees who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option normally will recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

The difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment in computing the optionee’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. General rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.
Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special U.S. tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee generally recognizes ordinary income equal to the amount that the fair market value of the shares on such date exceeds the exercise price. Upon the sale of stock acquired upon the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant.
Stock Appreciation Rights. In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the amount of cash and fair market value of any shares of Company common stock received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.
Restricted Stock Awards. A participant acquiring restricted stock generally will recognize ordinary income equal to the excess of the fair market value of the shares on the vesting date over the purchase price, if any. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, pursuant to Section 83(b) of the Code, to accelerate the ordinary income tax event to the date of acquisition by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.
Restricted Stock Unit Awards. There are no immediate tax consequences of receiving an award of restricted stock units. A participant who is awarded restricted stock units generally will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date elected by the administrator or a participant. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss.
Performance Share Awards and Other Equity-Based Awards and Cash Awards. The tax effects and treatment related to performance share awards and other equity-based awards and cash awards under the Plan are dependent upon the structure of the particular award.
Withholding. At the time a participant who is an employee is required to recognize ordinary compensation income resulting from an award, such income generally will be subject to federal (including any applicable Social Security and Medicare tax) and applicable state and local income tax and applicable tax withholding requirements. The Company generally is required to report to the appropriate taxing authorities the ordinary income received by the participant, together with the amount of taxes withheld to the Internal Revenue Service and the appropriate state and local taxing authorities.
Section 409A. Section 409A of the Code provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. If an award is subject to and fails to satisfy the requirements of Section 409A of the Code, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. Certain states have enacted laws similar to Section 409A which impose additional taxes, interest and penalties on non-qualified deferred compensation arrangements. The Company will also have withholding and reporting requirements with respect to such amounts.
Tax Effect for the Company. The Company generally will be entitled to a tax deduction in connection with an award under the Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). General rules limit the deductibility of compensation paid to the Company’s chief executive officer and other “covered employees” as determined under Section 162(m) and applicable guidance.
THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF THE U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY UNDER THE PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.
New Plan Benefits
The amount and timing of awards granted under the Plan are determined in the sole discretion of the Compensation Committee. Upon recommendation from the Compensation Committee, the full Board approved the grant of 1,463,602 performance-based restricted stock units (“PSUs”), 1,538,014 time-based restricted stock units (“RSUs”) and 1,061,454 stock options (“Options”) on March 15, 2023 (the “Contingent Grants”). These grants were made based in part on the Company’s executive compensation program and director compensation program, which were previously designed with input from Mercer as our independent external compensation consultant. These Contingent Grants are contingent on shareholder approval of the amendment to the Equity Incentive Plan as there are insufficient shares of Class A Common Stock available under the Equity Incentive Plan to satisfy these grants. The Contingent

Grants will be cancelled absent stockholder approval of the amendment to the Equity Incentive Plan. The portion of the Contingent Grants that is comprised of performance-based restricted stock units are subject to performance-based vesting, tied to the achievement of certain total stockholder return goals relative to a designated group of the Company’s peers over a three-year performance period. The number of PSUs that comprise the Contingent Grants noted above and in the chart below is based on the target value of such awards; the actual number of shares underlying such PSUs may vary from 0% to 200% depending on the level of achievement of the performance conditions. The RSUs that comprise the Contingent Grants vest either ratably over three years, four years or at the 2024 annual meeting of stockholders, in each case subject to the award recipient’s continued service with the Company. The Options that comprise the Contingent Grants vest ratably over three years, subject to the award recipient’s continued service with the Company, and have an exercise price of $3.28. Other than the Contingent Grants, which are set forth in the table below, the future benefits or amounts that would be received by the executive officers, other employees and the groups named in the table below under the Equity Incentive Plan are not determinable at this time.

Name	Dollar Value*	Number of Units
Named Executive Officers
Richard Schwartz(1)	$ 5,027,184	1,532,678
Einar Roosileht(2)	1,131,403	344,940
Mattias Stetz(2)	1,131,403	344,940
All Current Executive Officers as a Group(3)	10,969,707	3,344,423
All Current Non-Employee Directors as a Group(4)	422,687	128,868
All Current Employees Who Are Not Executive Officers as a Group(5)	1,934,475	589,779

*    Dollar value of the Contingent Grants reflects the closing price of our Class A Common Stock as reported by the NYSE on March 15, 2023 of $3.28, the date the awards were granted, contingent upon stockholder approval of this Proposal No. 3.
(1)    Comprised of 659,150 PSUs, 395,490 RSUs and 478,038 Options. The number of PSUs presented is based on the target value of such awards.
(2)    Comprised of 148,346 PSUs, 89,008 RSUs and 107,586 Options. The number of PSUs presented is based on the target value of such awards.
(3)    Comprised of 1,339,889 PSUs, 1,032,801 RSUs and 971,956 Options. The number of PSUs presented is based on the target value of such awards.
(4)    Comprised of 128,868 RSUs.
(5)    Comprised of 123,713 PSUs, 376,345 RSUs and 89,721 Options. The number of PSUs presented is based on the target value of such awards.
Vote Required for Approval
Approval of the proposed amendment to the Equity Incentive Plan to increase the maximum number of shares of our Class A Common Stock that may be issued under the Equity Incentive Plan by 22,380,000 shares requires the affirmative vote of the holders of a majority of the Class A Common Stock and Class V Common Stock, voting together as a single class, present (in person or represented by proxy) and entitled to vote. The voting options for this proposal are “FOR”, “AGAINST” or “ABSTAIN”. A vote marked as an “Abstention” will have the same effect as a vote “against” the proposal. Broker discretionary voting is not allowed for this proposal as this is not considered a discretionary matter, thus broker non-votes are not considered votes cast and will have no effect on the amendment of the Equity Incentive Plan.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE COMPANY’S EQUITY INCENTIVE PLAN PROPOSAL.
The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of the Company and its stockholders and what may be best for a director’s personal interests when determining to recommend that stockholders vote for the proposals. See the section entitled “Certain Relationships and Related Party Transactions” for a further discussion.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee operates pursuant to a charter, which is reviewed annually by the Audit Committee. Additionally, a brief description of the primary responsibilities of the Audit Committee is included in this Proxy Statement under the discussion of “Corporate Governance—Audit Committee.” Under the Audit Committee charter, management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the application of accounting and financial reporting principles and our internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with U.S. generally accepted accounting principles.

In the performance of its oversight function, the Audit Committee reviewed and discussed with management and Withum, as the Company’s independent registered public accounting firm, the Company’s audited financial statements for the fiscal year ended December 31, 2022. The Audit Committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee received and reviewed the written disclosures and the letters from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB, regarding such independent registered public accounting firm’s communications with the Audit Committee concerning independence and discussed with the Company’s independent registered public accounting firm their independence from the Company.

Based upon the review and discussions described in the preceding paragraph, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC.

Submitted by the Audit Committee of the Board:

Daniel Yih (Chair)
Niccolo de Masi
James Gordon

EXECUTIVE OFFICERS
The table below identifies and sets forth certain biographical and other information regarding our executive officers as of April 27, 2023. Other than as to Neil Bluhm and Leslie Bluhm, as more fully described under “Corporate Governance — Director Independence,” there are no family relationships among any of our executive officers or directors.

Name	Age	Position(s)
Neil Bluhm	85	Executive Chairman and Director
Richard Schwartz	48	Chief Executive Officer and Director
Kyle Sauers	52	Chief Financial Officer
Einar Roosileht	41	Chief Information Officer
Mattias Stetz	43	Chief Operating Officer
Paul Wierbicki	43	Chief Legal Officer, General Counsel and Director
Paul W
See pages 7, 8 and 9 of this Proxy Statement for the biographies of Neil Bluhm, Paul Wierbicki and Richard Schwartz, respectively.
Kyle L. Sauers, 52, has served as the Company’s Chief Financial Officer since October 2020. Prior to joining the Company, Mr. Sauers served as the Chief Financial Officer of Echo Global Logistics (“Echo”) from 2013 to 2020 and as Senior Vice President of Finance and Controller from 2011 to 2013. Echo is a leading Fortune 1000 provider of technology-enabled technology and supply chain services. Prior to Echo, Mr. Sauers was the General Manager of Varian Medical Systems’ Security & Inspection Products Division, a result of Varian’s acquisition of Bio-Imaging Research (“BIR”) where he had served on the board of directors and as Chief Financial Officer since 2005. BIR was a leading supplier of cargo screening systems and software. Prior to BIR, Mr. Sauers spent eight years at Sphere Communications, a leading VoIP software technology company, most recently as Chief Financial Officer. Before Sphere, Mr. Sauers served in various financial management positions at APAC Customer Services, a provider of outsourced customer care and acquisition services. Mr. Sauers began his career as part of the Audit and Business Advisory Practice at Arthur Andersen LLP. Mr. Sauers graduated from the University of Illinois with a Bachelor of Science degree in Accounting.
Einar Roosileht, 41, serves as the Company’s Chief Information Officer. He joined the Company in December 2013, and oversees the Company’s Product and Engineering. Prior to joining the Company, Mr. Roosileht co-founded Oryx Gaming in 2010, an online gaming platform provider, where he served as CTO. From 2006 to 2008, Mr. Roosileht served as Chief Architect at Playtech Estonia, where he specifically focused on developing scalable systems. Mr. Roosileht studied Computer Science at the University of Tartu.
Mattias Stetz, 43, serves as the Company’s Chief Operating Officer. He joined the Company in April 2016, and oversees Marketing and Operations. Mr. Stetz has extensive experience in marketing, sports betting operations, and media content creation for the sports wagering vertical, and prior to the Company was a former executive at Kindred Group plc (“Kindred Group”) from 2004 to 2016, including serving as Kindred Group’s Chief Commercial Officer from 2009 to 2016. While at Kindred Group, Mr. Stetz was involved in helping shape Kindred Group’s long-term strategy and also oversaw day-to-day marketing and operations. Originally from Sweden, Mr. Stetz has a Master of Science in Marketing and Business Development from the Stockholm School of Economics and is also a Harvard Business School alumnus (GMP 2015).

CORPORATE GOVERNANCE
Corporate Governance Guidelines and Code of Ethics
The Board has adopted Corporate Governance Guidelines. Our Corporate Governance Guidelines address, among other things, items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to the Company and the Board. In addition, the Board has adopted a Code of Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. Copies of the Corporate Governance Guidelines and the Code of Ethics are posted on the “Governance — Governance Documents” section of the “Investors Relations” page of our website located at ir.rushstreetinteractive.com, or by writing to our Corporate Secretary at our offices at 900 N. Michigan Avenue, Suite 950, Chicago, IL 60611. We will make available any legally required disclosures regarding amendments to our Code of Ethics or waivers of our Code of Ethics for directors and officers on the same website. Our website is not part of or incorporated by reference into this Proxy Statement.
Board Composition
Our business affairs are managed under the direction of the Board. The Board currently consists of eight members, divided into three staggered classes. At each annual meeting of our stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring, as follows:
1.the Class I directors, whose terms will expire at the 2024 annual meeting of stockholders, are Judith Gold, Paul Wierbicki and Daniel Yih;
2.the Class II directors, whose terms will expire at the 2025 annual meeting of stockholders, are Leslie Bluhm, James Gordon and Richard Schwartz; and
3.the Class III directors, whose initial terms will expire at this Annual Meeting and who have been nominated and recommended by the Board for re-election at the Annual Meeting, are Neil Bluhm and Niccolo de Masi.
Certain of our stockholders currently have the right to nominate individuals to serve as directors pursuant to the Investor Rights Agreement. See the section “Proposal No. 1 Election of Directors — Board Overview” of this Proxy Statement for additional details.
Pursuant to the Investor Rights Agreement, for as long as the Sellers and their permitted transferees beneficially own 25% or more of the outstanding voting securities of the Company and no third-party person or group of persons beneficially owns a percentage of outstanding voting securities of the Company greater than that beneficially owned by the Sellers and their permitted transferees, the Sellers’ Representative has the right to appoint up to three non-voting board observers to the Board, including Meredith Bluhm-Wolf, Leslie Bluhm (who is currently a director) and Andrew Bluhm, in each case, as long as he or she is not otherwise a director on the Board. Each board observer will have the right to attend Board meetings in a non-voting, observer capacity and receive copies of all notices, minutes, consents and other materials that we provide to the Board. No board observer will have the right to vote on any matter submitted to the Board or offer any motions or resolutions to the Board. We may withhold information or materials from the board observers under certain customary circumstances, including in the event of a conflict of interest.
In addition to serving on our Board, Mr. de Masi serves on the board and audit committee of Planet Labs PBC (NYSE: PL), the board, audit committee and compensation committee of IonQ Inc. (NYSE: IONQ), the board and compensation committee of Genius Sports Limited (NYSE: GENI), as the Chief Executive Officer and director of dMY Technology Group, Inc. VI (NYSE: DMYS), dMY Squared and the board of Jagex Ltd. The Board has considered each of Mr. de Masi’s commitments to serve on the boards and applicable board committees of those companies and other private companies and has affirmatively determined that such simultaneous service does not impair his ability to effectively serve on our Board or as a member of any of its committees.
Controlled Company Status
Mr. Bluhm and the trusts and entities controlled by him and Mr. Schwartz, acting together as a group, collectively hold greater than 50% of the voting power of our outstanding Common Stock (see the section “Security Ownership of Certain Beneficial Owners and Management” of this Proxy Statement for additional details regarding those holdings). Consequently, we are a “controlled company” within the meaning of the NYSE’s corporate governance standards. Under these rules, a company of which more than 50% of the voting power for the election of directors is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements, including that:
•a majority of its board consist of independent directors;
•it have a nominating and corporate governance committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities;
•it have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and
•it conduct an annual performance evaluation of the nominating and corporate governance and compensation committees.
We currently rely on one or more of these exemptions. Currently, we do not have a majority of independent directors on the Board. Additionally, our Compensation Committee of the Board (the “Compensation Committee”) and our NCG Committee do not consist entirely of independent directors. Accordingly, our stockholders do not have the same protections afforded to stockholders of companies that are subject to all of the NYSE’s corporate governance requirements.

Director Independence
Under NYSE rules, a director will qualify as an “independent director” only if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Exchange Act and NYSE rules.
To be considered independent for purposes of Rule 10A-3 under the Exchange Act and under the NYSE rules, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.
The Board has undertaken a review of each director’s independence and considered whether any of our directors has a material relationship with the Company that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, the Board determined that James Gordon, Niccolo de Masi and Daniel Yih, who also serve as members of our Audit Committee, are considered “independent directors” as defined under the NYSE listing requirements and rules and the applicable Exchange Act rules. Additionally, the Board also previously determined that Mr. You, a former director who served during part of the year ending December 31, 2022, was an “independent director” as defined under the NYSE listing requirements and rules and the applicable Exchange Act rules.
Other than Neil Bluhm (our Executive Chairman and controlling stockholder) and his daughter Leslie Bluhm (a director), there are no family relationships among any of our directors or executive officers.
Board Leadership Structure
Our Corporate Governance Guidelines provide that if the Chairperson of the Board is not an independent director, the Board will designate a lead independent director (the “Lead Director”). The Lead Director’s responsibilities include but are not limited to: presiding over all meetings of the Board at which the Chairperson of the Board is not present, including any executive sessions of the independent directors; and acting as the liaison between the independent directors and our Chief Executive Officer or the Chairperson of the Board. As of the date hereof, the Board has designated Niccolo de Masi as the Lead Director.
We believe that the structure of our Board and its committees provides strong overall oversight, guidance and management of the Company. The Board believes that our current leadership structure, with the positions of Chief Executive Officer and Chairperson of the Board being held by separate individuals, is in the best interests of the Company and its stockholders and strikes the appropriate balance between the Chief Executive Officer’s responsibility for strategic direction of the Company and the day-to-day leadership and performance of the Company and the Chairperson of the Board’s responsibility to guide overall strategic direction of the Company and provide appropriate oversight of our corporate governance and guidance to our Chief Executive Officer and to set the agenda for and preside over Board meetings. We recognize that different leadership structures may be appropriate for companies in different situations and believe that no one structure is suitable for all companies. Accordingly, the Board will continue to periodically review our leadership structure and make such changes in the future as it deems appropriate and in the best interests of the Company and its stockholders.
Committees of the Board
Currently, there are three standing committees of the Board: the Audit Committee; the Compensation Committee; and the NCG Committee. The composition and responsibilities of each of these committees is described below. Members will serve on these committees until their resignation or until as otherwise determined by the Board.
The Board has adopted a written charter for each of our Audit Committee, Compensation Committee and NCG Committee, which are posted on the “Governance — Governance Documents” section of the “Investor Relations” page of our website located at ir.rushstreetinteractive.com. Our website is not part of or incorporated by reference into this Proxy Statement.

Director	Audit Committee	Compensation Committee	NCG Committee
Neil Bluhm (Executive Chairman)		Chair	Chair
Leslie Bluhm
Judith Gold
James Gordon	X
Niccolo de Masi	X	X	X
Richard Schwartz
Paul Wierbicki			X
Daniel Yih	Chair

Audit Committee
Messrs. Yih, Gordon and de Masi serve as members of our Audit Committee, with Mr. Yih as chair. Our Board has affirmatively determined that each member of the Audit Committee qualifies as independent under NYSE rules applicable to directors generally and under the NYSE rules and Exchange Act Rule 10A-3 specific to audit committee members. All members of our Audit Committee meet the requirements for financial literacy under the applicable NYSE rules, and our Board has determined that Mr. Yih qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d) (5) of Regulation S-K.
The Audit Committee is responsible for, among other things:
•selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
•helping to ensure the independence and performance of the independent registered public accounting firm;
•discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and the independent registered public accounting firm, our interim and year-end financial statements;
•developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
•reviewing and overseeing our policies on risk assessment and risk management, including enterprise risk management;
•reviewing the adequacy and effectiveness of internal control policies and procedures and our disclosure controls and procedures; and
•approving or, as required, pre-approving, all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.
Compensation Committee
Messrs. Bluhm and de Masi serve as members of our Compensation Committee, with Mr. Bluhm as chair. Under NYSE listing standards, as a controlled company, we are not required to have a compensation committee composed entirely of independent directors. We currently rely upon such exemption from the NYSE listing standards for controlled companies as the only member of the Compensation Committee who is independent is Mr. de Masi.
The Compensation Committee is responsible for, among other things:
•    reviewing, approving and determining the compensation of the Company’s officers and key employees;
•    reviewing, approving and determining compensation and benefits, including equity awards, to directors for service on the Board or any committee thereof;
•    administering the Company’s equity compensation plans;
•    reviewing, approving and making recommendations to the Board regarding incentive compensation and equity compensation plans; and
•    establishing and reviewing general policies relating to compensation and benefits of the Company’s employees.
Nominating and Corporate Governance Committee
Messrs. Bluhm, de Masi and Wierbicki serve as members of our NCG Committee, with Mr. Bluhm as chair. Under NYSE listing standards, as a controlled company, we are not required to have a nominating and corporate governance committee composed entirely of independent directors. We currently rely upon such exemption from the NYSE listing standards for controlled companies, as the only member of the NCG Committee who is independent is Mr. de Masi.
The NCG Committee is responsible for, among other things:
•    identifying, evaluating and selecting, or making recommendations to the Board regarding, nominees for election to the Board and its committees;
•    evaluating the performance of the Board and of individual directors;
•    considering, and making recommendations to the Board regarding the composition of the Board and its committees;
•    reviewing developments in corporate governance practices;
•    evaluating the adequacy of the corporate governance practices and reporting;
•    reviewing and monitoring the development and implementation of the goals that the Company may establish from time to time with respect to its environmental, social and governance and sustainability matters;
•    reviewing related person transactions; and
•    developing, and making recommendations to the Board regarding, corporate governance guidelines and matters.

Board and Board Committee Meetings and Attendance
We expect all directors to attend all meetings of the Board and the committees of the Board of which they are members. The Board held two meetings during 2022 and the Audit Committee, Compensation Committee and NCG Committee held four, two and zero meetings, respectively, during the same period. In addition, the Board and its committees also approved various matters via unanimous written consent in lieu of meetings from time to time. Certain members of the Board also meet informally from time to time among themselves and management to discuss Company matters. All directors attended more than 75% of the aggregate number of meetings of the Board and of the committees on which they served during 2022, other than James Gordon, who attended fewer than 75% of the Board and Audit Committee meetings, Mr. Gordon’s absences were excused due to previous commitments.
Executive Sessions
Executive sessions, which are meetings of the non-management members of the Board, are regularly scheduled throughout the year. In addition, at least once a year, the independent directors meet in a private session that excludes management and any non-independent directors. The independent Lead Director presides at each of these meetings and, in his or her absence, the non-management and independent directors in attendance, as applicable, determine which member will preside at such session.
Director Attendance at Annual Meeting of Stockholders
We do not have a formal policy regarding the attendance of our Board members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders. All of our then-current directors attended our 2022 Annual Meeting of Stockholders.
Compensation Consultants
The Compensation Committee has the authority under its charter to retain outside consultants or advisors as it deems necessary or advisable. In accordance with this authority, the Compensation Committee engaged the services of Mercer Inc. (“Mercer”) as its independent outside compensation consultant.
The Compensation Committee, pursuant to the authority in its charter, engaged Mercer to assist in determining the appropriate amounts, types and mix of compensation for our executive officers in 2022, and generally to achieve the overall objectives as described below under “Executive Compensation”.
Mercer conducted a review and made recommendations, based on analysis of proxy statement data, survey data, current industry trends, existing employment arrangements and other factors specifically related to the Company, the level of base and incentive cash bonus compensation as well as equity compensation for each of our executive officers in 2022. The Compensation Committee and the Board considered the analysis and recommendations, along with the Company’s and the individual’s overall performance and the unique circumstances associated with any individual executive, in determining these compensation levels, although no particular executive compensation peer group percentile was targeted for any of our named executive officers.
During 2022, Mercer did not provide any services to us other than regarding executive compensation.
Neither Mercer nor any of its affiliates maintains any other direct or indirect business relationships with us or any of our subsidiaries. The Compensation Committee evaluated whether any work provided by Mercer raised any conflict of interest for services performed during 2022 and determined that it did not.
Compensation Committee Interlocks and Insider Participation
During 2022, Messrs. Bluhm and de Masi each served on the Compensation Committee. Since April 2021, Mr. Bluhm has also served as our Executive Chairman. See “Certain Relationships and Related Party Transactions” below for additional information and certain relationships and related-party transactions involving Mr. Bluhm.
None of our officers currently serves, and in the past year has not served, (i) as a member of the compensation committee or the board of directors of another entity, one of whose officers served on our Compensation Committee, or (ii) as a member of the compensation committee of another entity, one of whose officers served on the Board.
Related Party Transaction Policy
We have adopted a formal written Related Party Transactions Policy providing that our officers, directors, nominees for election as directors, beneficial owners of more than 5% of any class of the Company’s voting securities, any member of the immediate family of any of the foregoing persons and any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest, are not permitted to enter into a related-party transaction with us without the approval of the independent directors of the Board (or a committee thereof, which may include the Audit Committee) who have no interest in the proposed related-party transaction, subject to the exceptions described below.
A related-party transaction is generally a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which the Company and any related person are, were or will be participants in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to the Company as an employee or director are not covered by this policy.

Under the policy, we collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder, to enable us to identify any existing or potential related-party transactions and to effectuate the terms of the policy. In addition, under our Code of Ethics, employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest.
The policy requires that, in determining whether to approve or reject a related-party transaction, the independent directors of the Board (or a committee thereof, which may include the Audit Committee), must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the Company’s best interests and those of our stockholders, as such independent directors or committee thereof (which may include the Audit Committee), determines in the good faith exercise of its discretion. Our independent directors have determined that certain transactions will not require the approval of the independent directors of the Board or a committee thereof, including certain employment arrangements of officers, director compensation, transactions with another company at which a related party’s only relationship is as a director, non-executive employee or beneficial owner of less than 10% of that company’s outstanding capital stock, transactions where a related party’s interest arises solely from the ownership of the Company’s Common Stock and all holders of the Company’s Common Stock received the same benefit on a pro rata basis and transactions available to all employees generally.
Board Role in Risk Oversight
Our Board has the overall responsibility for risk oversight, including, as part of regular Board and committee meetings, understanding the principal risks associated with our business on an ongoing basis and overseeing the key risk decisions of management, which includes comprehending the appropriate balance between risks and rewards. A fundamental part of risk oversight is not only understanding the material risks we face and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for us. Our Board’s involvement in reviewing our business strategy, long-range plan and annual budget is an integral aspect of our Board’s assessment of management’s tolerance for risk and its determination of what constitutes an appropriate level of risk for us. While our full Board has overall responsibility for risk oversight and is currently overseeing our business continuity, regulatory and compliance risks, it is supported in this function by our Audit Committee, Compensation Committee and NCG Committee.
The Audit Committee assists the Board in fulfilling its risk oversight responsibilities by periodically reviewing our accounting, reporting and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls, our compliance with legal and regulatory requirements, our major financial risk exposures and our cybersecurity, information technology, data protection, privacy and compliance risk management. Through its regular meetings with management, including the accounting and finance, legal, internal audit, regulatory compliance and information technology and security functions, the Audit Committee reviews and discusses significant areas of our business and summarizes for our Board areas of risk and the appropriate mitigating factors.
Our Compensation Committee assists our Board by overseeing and evaluating risks related to our compensation structure and programs, including whether they encourage excessive risk-taking, as well as the formulation, administration and regulatory compliance with respect to compensation matters, and coordinating, along with the Chairman of the Board, succession planning discussions. Our NCG Committee assists our Board by overseeing and evaluating programs and risks associated with our Board’s organization, structure, membership and corporate governance, including environmental, social and governance matters. In addition, our Board and its committees, as appropriate or relevant, receive periodic operating performance reviews and updates from management.
Limitation on Liability and Indemnification Matters
Our Charter contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by Delaware law. Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for:
•    any breach of the director’s duty of loyalty to us or our stockholders;
•    any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•    unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or
•    any transaction from which the director derived an improper personal benefit.
Our Charter and Bylaws provide that we are required to indemnify our directors and officers, in each case to the fullest extent permitted by Delaware law. Our Charter and Bylaws also provide that we are obligated to advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her under Delaware law. We have entered into agreements to indemnify our directors and executive officers. With specified exceptions, these agreements provide for indemnification for related expenses including, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding. We believe that these Bylaws provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. We are expressly authorized to carry directors’ and officers’ insurance for our directors, officers and certain employees for some liabilities.
The limitation of liability and indemnification provisions in our Charter and Bylaws may discourage stockholders from bringing a lawsuit against our directors and officers for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and our stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage.
Clawback Policy
To help create and maintain a culture that emphasizes integrity and accountability and that reinforces our pay-for-performance compensation philosophy, our Board has adopted a clawback policy that applies to our executive officers, as defined in accordance with applicable SEC rules, and certain other senior executives or other employees as determined by our Compensation Committee. This policy provides our Board with the right to retroactively recoup certain cash or equity-based incentive compensation in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under the federal securities laws and our Compensation Committee determined that the covered employee’s fraud or willful misconduct caused or contributed to such material non-compliance. The amount to be recovered will be the excess of the incentive compensation paid to the covered person based on the erroneous data over the incentive compensation that would have been paid to the covered person had it been based on the restated results, as determined by the Compensation Committee.
We intend to adopt a revised clawback policy in compliance with the applicable final rules from the Securities and Exchange Commission and NYSE.
Policy, Short Sales and Other Speculative Trades
Our Board has adopted an Insider Trading Policy, which applies to all of our directors, officers and employees. The policy generally prohibits our directors, officers and employees from engaging in hedging or monetization transactions, such as prepaid variable forwards, equity swaps, collars and exchange funds; short sales; and transactions in publicly traded options, such as puts, calls and other derivatives involving our equity securities, without prior approval from the Chief Legal Officer.
Communications with the Board
Any stockholder or any other interested party who desires to communicate with our Board, our non-management directors or any specified individual director, may do so by directing such correspondence to the attention of the Corporate Secretary at our offices at 900 N. Michigan Avenue, Suite 950, Chicago, IL 60611. The Corporate Secretary will forward the communication to the relevant director or directors as appropriate.

DIRECTOR COMPENSATION
Our Board has implemented a Board compensation program (the “Director Compensation Program”) that is designed to provide competitive compensation necessary to attract and retain high quality non-employee directors and to encourage their ownership of our stock to further align their interests with those of our stockholders. Our non-employee directors who are determined to not be founders of RSILP or affiliated with dMY (the “eligible directors”) are eligible to participate in the Director Compensation Program. The eligible directors under the Director Compensation Program in 2022 were Leslie Bluhm, Judith Gold, James Gordon and Daniel Yih.
The Director Compensation Program provides an annual equity retainer with a grant date fair value equal to $125,000 to our eligible directors. This annual retainer is paid in the form of restricted stock units of the Company, which will vest in their entirety into shares of our Class A Common Stock on the date of the next year’s annual meeting of stockholders following the grant date, subject to the holder’s continued service on the Board through the vesting date.
Compensation under the Director Compensation Program is subject to the annual limits on non-employee director compensation set forth in the Equity Incentive Plan.
Director Compensation Table
The following table presents the total compensation for each eligible director during 2022. Other than as set forth in the table and described more fully below, we did not pay any compensation, reimburse any expense of, make any equity awards or non-equity awards to, or pay any other compensation to, any of the other non-employee members of our Board in 2022. Messrs. Bluhm, de Masi, Schwartz, Wierbicki and You receive no compensation for service as directors and consequently, are not included in this table. Consistent with the compensation program for our other executive officers, for 2022 Mr. Bluhm received a base salary and long-term equity incentives for his role as our Executive Chairman, but he was not eligible to receive an annual cash bonus. In September 2022, in lieu of receiving his base salary in cash, Mr. Bluhm elected to receive the remaining amount of his base salary for 2022 and his entire salary for 2023 in the form of RSUs that vest at the following year’s annual meeting of stockholders. The compensation received by Mr. Schwartz for his role as our Chief Executive Officer is presented in “—Summary Compensation Table.”

Name	Stock Awards ($)(1)	Total ($)
Leslie Bluhm	$ 125,003	$ 125,003
Judith Gold	$ 125,003	$ 125,003
James Gordon	$ 125,003	$ 125,003
Daniel Yih	$ 125,003	$ 125,003

(1)
The amounts in this column represent the aggregate grant-date fair value of the RSUs granted to each eligible director computed in accordance with FASB ASC Topic 718. See Note 11 to the Company’s audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for a discussion of all assumptions made by us in determining the grant-date fair value of these awards. As of December 31, 2022, each of Mses. Bluhm and Gold and Messrs. Gordon and Yih held 31,329 RSUs, in each case which vest in full at the Annual Meeting, subject to the director’s continued service on the Board through the vesting date.

EXECUTIVE COMPENSATION
Overview of Executive Compensation
This section provides an overview of our executive compensation programs, including a narrative description of the material factors necessary to understand the information disclosed in the summary compensation table below. As an “emerging growth company,” we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act of 1933, as amended. As an emerging growth company, we are not required to hold a “say-on-pay” vote or include Compensation Discussion & Analysis disclosure in this Proxy Statement.
For the year ended December 31, 2022, our named executive officers (“Named Executive Officers” or “NEOs”) were:
•    Richard Schwartz, Chief Executive Officer;
•    Einar Roosileht, Chief Information Officer; and
•    Mattias Stetz, Chief Operating Officer.
The objective of our executive compensation program is to provide a total compensation package that will enable us to attract, motivate and retain outstanding individuals, align the interests of our executive team with those of our equity holders, encourage individual and collective contributions to the successful execution of our short- and long-term business strategies and reward NEOs for performance. Our Board has historically determined the compensation for our NEOs.
Key Features of our Executive Compensation Program

WHAT WE DO
•Align executive compensation with stockholders’ return through long-term incentives
•Provide performance-based compensation for executives
•Balance short and long-term incentive awards to discourage short-term risk-taking at the expense of long-term results
•Retain an independent compensation consultant
•Strong non-compete, non-solicit and other restrictive covenants with our NEOs
•Implemented a comprehensive clawback policy

WHAT WE DON’T DO
•Incentivize recipients to take excessive risk or focus primarily on short-term performance
•Guarantee annual bonuses for NEOs
•Allow repricing of stock options
•Offer tax “gross-ups” of annual compensation
•No dividend equivalents on outstanding options or on unvested RSUs or PSUs
•No excessive perquisites
•Provide excise tax “gross-ups” upon termination with a change-in-control
•No hedging or short sales of shares and no transactions involving derivative securities relating to shares without prior approval from the Chief Legal Officer

For 2022, the executive compensation program for our executive officers, including our NEOs, consisted of base salary, short-term cash incentives and long-term equity incentives. Each component of the executive compensation program is described below:
•Base Salary — base salary is paid to attract and retain qualified talent and is set at a level that is commensurate with the executive’s duties and authorities, contributions, prior experience and sustained performance.
•Annual Cash Bonus — we grant annual cash bonuses under our Equity Incentive Plan as a short-term incentive for our executive officers, including our NEOs. These annual cash bonuses are payable upon the achievement of certain pre-established goals or performance metrics. Annual cash bonuses are paid to incentivize the achievement of qualitative and quantitative performance metrics, with the target amount of an annual cash bonus (if any) pre-determined by the Board, and the amount earned (if any), as determined by the Board, is typically paid during the first half of the following year.
•Long-Term Equity Incentives — we grant long-term incentive awards under our Equity Incentive Plan. These long-term equity grants are issued annually and are earned either upon the achievement of certain pre-established goals or performance metrics or upon the passage of time. Long-term equity awards are paid to incentivize the achievement of long-term qualitative and quantitative performance metrics, with the amount of the equity-based awards determined by the Board. These equity-based awards are comprised of performance stock units (generally with an approximately three-year performance period), restricted stock units vesting ratably over a three-year term and stock options vesting ratably over a three-year term.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Stock Awards ($)(1)(2)	Stock Options ($)(1)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Richard Schwartz	2022	$ 537,500	$ 11,845,806	$ 1,000,002	$ 724,580	$ 11,275	$ 14,119,163
Chief Executive Officer	2021	$ 475,000	$ 1,173,244	$ 237,498	$ 443,853	$ 11,600	$ 2,341,195
Einar Roosileht	2022	$ 415,000	$ 2,936,345	$112,501	$ 377,660	—	$ 3,841,506
Chief Information Officer(5)
Mattias Stetz	2022	$ 415,000	$ 2,936,345	$ 112,501	$ 377,671	$ 12,200	$ 3,853,717
Chief Operating Officer	2021	$ 400,000	$ 493,994	$ 99,998	$ 260,330	$ 11,600	$ 1,265,922

(1)    The amounts in this column represent the aggregate grant-date fair value of the applicable equity awards granted to each NEO computed in accordance with FASB ASC Topic 718. See Note 11 to the Company’s audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for a discussion of all assumptions made by us in determining the grant-date fair value of these awards.
(2)    The amounts disclosed in this column for 2022 comprise the grant date fair value of the RSUs, PSUs and stock options granted in 2022 as shown in the table below.

Name	RSUs	PSUs
Richard Schwartz	$ 7,485,001	$ 4,360,805
Einar Roosileht	2,562,753	373,592
Mattias Stetz	2,562,753	373,592
For 2022, the grant date fair values of performance stock awards subject to market conditions were: $4,360,805 for Mr. Schwartz and $373,592 for each of Messrs. Roosileht and Stetz. At the maximum levels of performance, the values would be: $7,681,610 for Mr. Schwartz and $747,183 for each of Messrs. Roosileht an Stetz. The price used to determine the number of RSUs and PSUs awarded as part of the annual equity program was the grant date fair value on the date on which the awards were granted. The amounts reflected in the tables above include a special, one-time grant of RSUs to our NEOs in the amount of 1,500,000 RSUs to Mr. Schwartz and 600,000 RSUs to each Messrs. Roosileht and Stetz, to, among other things, retain key leadership who the Board believe will be instrumental in driving the future success of the business, drive long-term Company performance and motivate the leadership team to achieve the Company’s long-term financial and strategic goals.

(3)    Reflects payments to the NEOs in accordance with the Company’s annual cash bonus program.
(4)     The amounts in this column represent Company matching contributions under the Company’s 401(k) plan.
(5)    Beginning with the year ended December 31, 2022, Mr. Roosileht was determined to be a NEO. Mr. Roosileht was not a named executive officer for the fiscal year ended December 31, 2021, and therefore his compensation for such year has been excluded from the Summary Compensation Table in accordance with SEC disclosure rules.

Benefits and Perquisites
In 2022, the NEOs other than Mr. Roosileht participated in the same broad-based benefit programs offered to our other employees, including healthcare and dental plans, a health savings account and a 401(k) program. Under our 401(k) program, the Company matches 100% of each dollar contributed by a participant, up to the first 4% of eligible compensation, subject to tax limits, and all amounts and any corresponding earnings are 100% vested at all times. As described below, pursuant to Mr. Roosileht’s agreement with the Company, he does not, nor is he eligible to, participate in any of our employee benefits.
Outstanding Equity Awards at 2022 Year End
The market value of unvested or unearned awards is calculated using a $3.59 per share price of our Class A Common Stock, which was the closing price per share of our Class A Common Stock on the NYSE on December 30, 2022 (the last trading day of the year).

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Option (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Yet Vested (#)	Market Value of Shares or Units of Stock That Have Not Yet Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Yet Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Yet Vested ($)
Richard Schwartz	10,684(1)	21,367(1)	—	15.40	4/9/2031	—	—	—	—
	—	442,023(2)	—	3.99	9/27/2032	—	—	—	—
	—	—	—	—	—	391,362(3)	1,404,990	—	—
	—	—	—	—	—	1,500,000(4)	5,385,000	—	—
	—	—	—	—	—	—	—	19,278(5)	69,208
								313,284(6)	1,124,690
								500,000(7)	1,795,000
Einar Roosileht	—	13,495(1)	—	15.40	4/9/2031	—	—	—	—
	—	49,728(2)	—	3.99	9/27/2032	—	—	—	—
	—	—	—	—	—	45,540(3)	186,802	—	—
	—	—	—	—	—	600,000(4)	2,154,000	—	—
	—	—	—	—	—	—	—	8,117(5)	29,140
	—	—	—	—	—	—	—	35,245(6)	126,530
Mattias Stetz	2,249(1)	4,498(1)	—	15.40	4/9/2031	—	—	—	—
	—	49,728(2)	—	3.99	9/27/2032	—	—	—	—
	—	—	—	—	—	45,540(3)	163,489	—	—
	—	—	—	—	—	600,000(4)	2,154,000	—	—
	—	—	—	—	—	—	—	4,059(5)	14,572
	—	—	—	—	—	—	—	35,245(6)	126,530
1.Represents time-based stock option awards. While the options expire 10 years from the date of the grant, these time-based stock options vest in approximately equal annual installments over a three-year period from the date of grant, April 9, 2021. Solely with respect to Mr. Roosileht, while the stock options vest as noted above, they do not settle until three years after the date of grant.
2.Represents time-based stock option awards. While the options expire 10 years from the date of the grant, these time-based stock options vest in approximately equal annual installments over a three-year period from the date of grant, September 27, 2022. Solely with respect to Mr. Roosileht, while the stock options vest as noted above, they do not settle until three years after the date of grant.
3.Represents time-based RSU awards, and generally vest in equal annual installments over a three-year period from the date of grant. Solely with respect to Mr. Roosileht, while the time-based RSU awards vest as noted above and as such, any vested RSUs are not included in the above table, they do not settle until three years after the date of grant.

Name	April 9, 2021	September 27, 2022	Total
Richard Schwartz	15,422	375,940	391,362
Einar Roosileht	9,740	42,294	52,034
Mattias Stetz	3,247	42,294	45,541

4.Represents one-time, time-based RSU awards, which were issued on September 27, 2022 and vest in equal annual installments on March 26, 2023, March 26, 2024 and March 26, 2025. Solely with respect to Mr. Roosileht, while the time-based RSU awards vest as noted above, they do not settle until three years after the date of grant.
5.Represents PSU awards, which provide an opportunity for recipients to receive shares based on certain market conditions (the Company’s total stockholder return relative to certain peer group companies) at the end of a three-year performance period. If the minimum performance target is not met, no award is earned. If at least the minimum performance target is attained, awards can range from 50% of the target number of shares to 200% of the target number of shares underlying the PSUs. Amounts shown represent the minimum performance target, which reflects 50% of the target number of shares underlying the PSUs.
6.Represents PSU awards, which provide an opportunity for recipients to receive shares based on certain market conditions (the Company’s total stockholder return relative to certain peer group companies) at the end of an approximately 2.5-year performance period. If the minimum performance target is not met, no award is earned. If at least the minimum performance target is attained, awards can range from 50% of the target number of shares to 200% of the target number of shares underlying the PSUs. Amounts shown represent the minimum performance target, which reflects 50% of the target number of shares underlying the PSUs. Solely with respect to Mr. Roosileht, while the PSU awards vest as noted above, they do not settle until three years after the date of grant.
7.Represents PSU awards, which provide an opportunity for Mr. Schwartz to receive shares based on certain stock price conditions (the Company’s Class A Common Stock achieves a specified target for a certain amount of time) at any point during the three-year performance period. If the minimum performance target is not met, no award is earned. If at least the minimum performance target is attained, awards will be issued at 100% of the target number of shares underlying the PSUs. Amounts shown represent the minimum performance target, which reflects 100% of the target number of shares underlying the PSUs.
Employment and Similar Arrangements
Richard Schwartz
Mr. Schwartz entered into an employment agreement with us in connection with his appointment as President. The employment agreement with Mr. Schwartz provides for an annual base salary of $377,000 and entitles him to participate in our annual bonus plan, with a target annual cash bonus opportunity equal to 50% of his then current base salary for the relevant plan year, and with the actual annual cash bonus paid ranging from 0% to 80% of his base salary for the relevant plan year. If Mr. Schwartz is terminated without “cause” or if Mr. Schwartz resigns for “good reason”, he will be entitled to a severance payment equal to six months of his base salary, subject to his compliance with certain restrictive covenants (including non-competition, non-interference with and non-solicitation of stakeholders, and non-solicitation and non-hire of employees and other service providers, non-disparagement, confidentiality and assignment of inventions) through such period. Pursuant to the employment agreement, we have the option to extend Mr. Schwartz’s non-compete obligations for an additional six months (i.e., until the first anniversary of his termination date) in exchange for an additional severance payment equal to six months of his base salary.
Under Mr. Schwartz’s employment agreement, “cause” means the occurrence of any of the following events: (i) any material failure by Mr. Schwartz to comply with any applicable law or regulation in performing his obligations under the employment agreement, the Agreement of Limited Partnership of RSILP (the “Operating Agreement”) or in connection with Mr. Schwartz’s conduct of the RSG Companies’ (as defined below) business; (ii) any act or omission by Mr. Schwartz against any RSG Company involving fraud, material dishonesty or conflict of interest in connection with the conduct of such company’s business; (iii) any grossly negligent or willful act or grossly negligent or willful omission by Mr. Schwartz that materially adversely affects any RSG Company; (iv) conviction of Mr. Schwartz, or his pleading guilty or nolo contendere to, or his indictment (where such indictment is not dismissed or otherwise resolved favorably to him within six months) of, any felony or charge that would result in material disrepute to any RSG Company, including any financial offense or any offense that would be reasonably likely to adversely affect any RSG Company’s reputation with any licensing or regulatory authority; (v) any willful failure by Mr. Schwartz to perform his duties or the lawful directions of the General Partner of RSILP (the “General Partner”) that results in harm to us, in each case, after having been given notice of such failure and a reasonable opportunity to cure, to the extent such matter is reasonably capable of being cured; (vi) the material breach of this employment agreement or the Operating Agreement, after having been given notice of such breach and a reasonable opportunity to cure, in each case, to the extent such matter is capable of being cured; or (vii) any material breach, non-performance or non-observance by Mr. Schwartz of any restrictive covenants to which he is bound, after having been given notice of such breach and a reasonable opportunity to cure, in each case, to the extent such matter is capable of being cured. “RSG Companies” means RSI Investors, LLC, RSILP, Rush Street Interactive LLC, RSG and all of their present and future direct and indirect subsidiaries and affiliates, each of which is either an indirect subsidiary or affiliate of the Company.
Under Mr. Schwartz’s employment agreement “good reason” means the occurrence of any of the following events, subject to customary notice and cure provisions: (i) a failure of the Company to pay Mr. Schwartz base salary or provide him any benefits owed to him in accordance with the terms of the employment agreement; (ii) any breach of applicable law or regulation by the Company in relation to his employment, or any breach of a Company or General Partner obligation under the employment agreement or the Operating Agreement; (iii) the material diminution in Mr. Schwartz’s title, duties or authority from those set forth in his employment agreement without his prior written consent, provided, that the Company’s reduction in the scope of its business or the number of properties it manages or jurisdictions in which it operates any online gaming operation shall not constitute “good reason”; or (iv) any relocation of the Company’s corporate headquarters from Chicago, Illinois that would require Mr. Schwartz to relocate his family residence outside of the Chicago metropolitan area.
On August 12, 2021, Mr. Schwartz was appointed as the Company’s Chief Executive Officer and as a member of the Board.

Einar Roosileht
Mr. Roosileht entered into a business consulting agreement with us to provide certain technology and development-related services to our Company. Pursuant to the agreement, Mr. Roosileht agreed to oversee and advise on technology development projects undertaken by our development organization in Estonia and certain third-party contractors as specified by the Company. The business consulting agreement provides for a monthly base salary of €15,000, which may be reduced for the immediately subsequent calendar quarter by up to ten percent (10%) in the event any service performed by Mr. Roosileht is not accepted on initial review by the Company.
The term of the agreement continues until terminated pursuant to its terms. We may terminate Mr. Roosileht’s engagement with us, with or without cause, upon providing him with 30 days’ written notice. Mr. Roosileht may terminate the agreement by providing us with 90 days’ written notice. The agreement contains customary restrictive covenants related to non-solicitation and non-hire of employees and other service providers, non-disparagement, confidentiality and assignment of inventions. Mr. Roosileht is not entitled to or eligible to participate in any of our employee benefits programs that are available to our employees such as our life, disability, health or dental insurance programs or retirement or vacation benefits.
Mr. Roosileht has served as the Company’s Chief Information Officer since his appointment in December 2013.
Mattias Stetz
Mr. Stetz previously entered into an offer letter with us in connection with his appointment as Chief Operating Officer. The offer letter with Mr. Stetz provides for an annual base salary of $275,000 and entitles him to participate in the Company’s annual cash bonus plan, with a target annual cash bonus opportunity equal to 50% of his base salary for the relevant plan year. If Mr. Stetz is terminated by us without “cause”, he will be entitled to a severance payment equal to six months of his base salary, subject to his compliance with certain restrictive covenants (which are generally the same as those that apply to Mr. Schwartz) through such period and execution of a severance and release agreement.
Under Mr. Stetz’s offer letter, “cause” means Mr. Stetz’s (i) failure to abide by the Company’s policies and procedures, (ii) misconduct, gross negligence, insubordination, or inattention to the Company’s business; (iii) failure to perform the duties required of him up to the standards established by us or other material breach of the terms of his offer letter or (iv) failure or inability to obtain and maintain all permits and licenses required by the statutes, rules and regulations relating to gaming in jurisdictions where we have operations or seeks to have operations (the “Gaming Laws”), as well as to assist the Company in satisfying the requirements of the Gaming Laws.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of our voting securities as of April 12, 2023, the Record Date, for:
1.each person who is known to be the beneficial owner of more than 5% of shares of any class of our outstanding voting securities;
2.each of our current NEOs and directors; and
3.all of our current executive officers and directors as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options, restricted stock units and performance stock units, that are currently exercisable or exercisable or scheduled to vest within 60 days. Pursuant to our Charter, each share of Class A Common Stock and each share of Class V Common Stock, representing a non-economic interest in the Company, entitle the holder to one vote per share. The table below represents beneficial ownership of our voting securities based on 221,790,008 shares of our Common Stock, comprised of 67,334,424 shares of Class A Common Stock and 154,455,584 shares of Class V Common Stock, issued and outstanding as of April 12, 2023. The expected beneficial ownership percentages set forth below do not take into account shares of Class A Common Stock reserved for issuance under the Equity Incentive Plan.
Unless otherwise indicated, the Company believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

	Beneficial Ownership
Name and Address of Beneficial Owner	Class A Common Stock	% of Class	Class V Common Stock(1)	% of Class	% of Total Voting Power(2)
Directors and Named Executive Officers:
Neil Bluhm(3)	44,723	*	110,301,777	71.4%	49.7%
Richard Schwartz	290,885	*	8,269,950	5.4%	3.9%
Leslie Bluhm	44,039	*	—	—	*
Judith Gold(4)	44,039	*	565,083	*	*
James Gordon	44,039	*	—	—	*
Niccolo de Masi(5)	1,784,375	2.7%	—	—	*
Einar Roosileht	—	—	2,964,157	1.9%	1.3%
Mattias Stetz	115,584	*	1,482,078	1.0%	*
Paul Wierbicki(6)	8,096	*	141,272	*	*
Daniel Yih(7)	123,347	*	—	—	*
All Executive Officers and Directors as a Group (11 persons)	2,599,561	3.8%	123,724,317	80.1%	56.9%
5% Holders:
Neil Bluhm(3)	44,723	*	110,301,777	71.4%	49.7%
Gregory A. Carlin(8)	1,929,492	2.9%	19,332,645	12.5%	9.6%
Richard Schwartz	290,885	*	8,269,950	5.4%	3.9%
BlackRock, Inc.(9)	3,820,784	5.7%	—	—	1.7%
The Vanguard Group, Inc.(10)	4,947,347	7.4%	—	—	2.2%
Canyon Capital Advisors LLC(11)	3,445,554	5.1%	—	—	1.6%
HG Vora Capital Management, LLC(12)	6,000,000	8.9%	—	—	2.7%
The Goldman Sachs Group, Inc.(13)	6,043,333	9.0%	—	—	2.7%
Nomura Holdings, Inc.(14)	4,749,196	7.1%	—	—	2.1%
_______________
*    less than 1%
(1)    Class V Common Stock represents a non-economic interest in the Company and entitles the holder thereof to one vote per share. Subject to the terms and limitations of the Amended and Restated Limited Partnership Agreement of RSILP (the “RSI

A&R LPA”), up to four times per calendar year, the RSILP Units, together with an equal number of shares of Class V Common Stock, are exchangeable for shares of Class A Common Stock on a one-for-one basis.
(2)    Represents the percentage of voting power of the holders of Class A Common Stock and Class V Common Stock voting together as a single class.
(3)    Represents the aggregate number of shares of Class V Common Stock held by the NGB 2016 Revocable Trust, the NGB 2013 Grandchildren’s Dynasty Trust and Rush Street Interactive GP, LLC, of which Mr. Bluhm is a manager and controls 81% of the voting interests in that entity. Mr. Bluhm’s address is c/o Rush Street Interactive Inc., 900 N. Michigan Avenue, Suite 950, Chicago, Illinois 60611.
(4)    The Class V Common Stock beneficially owned by Judith Gold are held of record and registered to her husband, Dan Kotcher.
(5)    Represents shares of Class A Common Stock held by the Isalea Investments LP, of which Mr. de Masi is the Manager of the general partner of this entity and has voting and investment power over the shares held directly by the Isalea Investments LP.
(6)    Represents the aggregate number of shares of Class A Common Stock and Class V Common Stock held by Paul Wierbicki in his individual capacity and by the Paul Wierbicki Declaration of Trust, dated January 31, 2012.
(7)    Represents shares of Class A Common Stock held by the Daniel Yih Family Trust, of which Mr. Yih is the grantor.
(8)    Based solely on the Schedule 13D/A filed by Greg Carlin with the SEC on March 6, 2023, and information available to the Company, Greg Carlin, individually and through his trust, the Greg and Marcy Carlin Family Trust, of which Mr. Carlin is a trustee, beneficially owns an aggregate of 1,929,492 shares of Class A Common Stock and 19,332,645 shares of Class V Common Stock. Mr. Carlin’s address is c/o Neal Gerber & Eisenberg, LLP, 2 N. LaSalle Street, Suite 1700, Chicago, IL 60602.
(9)    Based solely on Amendment No. 1 to Schedule 13G filed by BlackRock, Inc. with the SEC on February 1, 2023, 3,820,784 shares of Class A Common Stock are beneficially owned by BlackRock Inc. (“BlackRock”) through its subsidiaries BlackRock Advisors, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock Fund Advisors, BlackRock Institutional Trust Company, National Association, BlackRock Financial Management, Inc., BlackRock Japan Co., Ltd. and BlackRock Investment Management, LLC. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.
(10)    Based solely on Amendment No. 1 to Schedule 13G filed by The Vanguard Group, Inc. with the SEC on February 9, 2023, 4,947,347 shares of Class A Common Stock are beneficially owned by The Vanguard Group, Inc. The Vanguard Group, Inc.’s clients, including investment companies registered under the Investment Company Act of 1940 and other managed accounts, have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the securities reported. The address of The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, PA 19355.
(11)    Based solely on the Schedule 13G filed by Canyon Capital Advisors LLC with the SEC on February 14, 2023, 3,445,554 shares of Class A Common Stock are beneficially owned by Canyon Capital Advisors LLC, which is an investment advisor to various managed accounts, including The Canyon Value Realization Master Fund (Cayman), L.P., Canyon Balanced Master Fund, Ltd., Canyon-GRF Master Fund II, L.P. and EP Canyon Ltd., with the right to receive, or the power to direct the receipt, of dividends from, or the proceeds from the sale of the securities held by, such managed accounts. Messrs. Friedman and Julis control entities which own 100% of Canyon Capital Advisors LLC. The address of Canyon Capital Advisors LLC is 2728 North Harwood Street, 2nd Floor, Dallas, TX 75201.
(12)    Based solely on Amendment No. 1 to Schedule 13G filed by HG Vora Capital Management, LLC with the SEC on February 14, 2023, 6,000,000 shares of Class A Common Stock are beneficially owned by HG Vora Capital Management, LLC. The address of HG Vora Capital Management, LLC is 330 Madison Avenue, 20th Floor, New York, NY 10017.
(13)    Based solely on the Schedule 13G filed by The Goldman Sachs Group, Inc. with the SEC on February 13, 2023, 6,043,333 shares of Class A Common Stock are beneficially owned by each of The Goldman Sachs Group, Inc. and Goldman Sachs & Co. LLC, which have shared voting and dispositive power over such shares. The address for each of The Goldman Sachs Group, Inc. and Goldman Sachs & Co. LLC is 200 West Street, New York, NY 10282.
(14)    Based solely on the Schedule 13G filed by Nomura Holdings, Inc. with the SEC on February 14, 2023, 4,749,196 shares of Class A Common Stock are beneficially owned by each of Nomura Holdings, Inc. and Nomura Global Financial Products, Inc., which have shared voting and dispositive power over such shares. The address for Nomura Holdings, Inc. is 13-1, Nihonbashi 1-chome, Chuo-ku, Tokyo 103-8645, Japan. The address for Nomura Global Financial Products, Inc. is Worldwide Plaza, 309 West 49th Street, New York, NY 10019.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our executive officers and directors to file reports of ownership and changes in ownership with the SEC and the NYSE. Based on our records and written representations that no other reports were required, all Section 16(a) filing requirements were satisfied by our executive officers and directors in 2022, except due to an administrative error, a Form 4 for Paul Wierbicki was filed late on June 30, 2023 to report the disposition of 4,614 shares of Class A Common Stock.

Equity Compensation Plan Information
The table below provides information about shares of our common stock that may be issued under our equity compensation plan approved by stockholders and plans not approved by stockholders (if any) as of December 31, 2022.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights(1) (a)	Weighted-Average Exercise price of Outstanding Options, Warrants and Rights(2) ($)(b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(3) (c)
Equity compensation plans approved by security holders	8,347,501	$ 4.93	804,953
Equity compensation plans not approved by security holders	0	N/A	0
Total	8,347,501	$ 4.93	804,953
(1)    The amount includes shares that may be issued under the Equity Incentive Plan in connection with outstanding Options, RSUs and PSUs.
(2)    Indicates a weighted average price for 854,888 Options under the Equity Incentive Plan. It does not take into account the shares of our Class A Common Stock underlying RSUs and PSUs, which have no exercise price.
(3)    As of December 31, 2022, an aggregate of 804,953 shares remained available for issuance under the Equity Incentive Plan. This amount includes assumptions that all PSUs will be earned at the maximum target amount. Permissible awards under the Equity Incentive Plan include stock options, stock appreciation rights, restricted stock, restricted stock units, performance share awards, cash awards and other equity-based awards.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Agreements Entered into in Connection with the Business Combination
RSI A&R LPA
Upon closing of the Business Combination, the Company, RSILP and certain other parties entered into the RSI A&R LPA, which, among other things, permitted the issuance and ownership of RSILP Units as contemplated to be issued and owned upon the consummation of the Business Combination, admitted RSI GP, LLC as the general partner of RSILP (“RSI GP”), provided for certain exchange rights with respect to the RSILP Units (as described below), otherwise amended and restated the rights and preferences of the RSILP Units and set forth the rights and preferences of the RSILP Units, and established the ownership of the RSILP Units by the persons or entities indicated in the RSI A&R LPA.
Tax Distributions
The RSI A&R LPA provides for quarterly tax distributions payable in accordance with the RSI A&R LPA to the holders of RSILP Units on a pro rata basis based upon an agreed-upon formula related to the taxable income of RSILP allocable to holders of RSILP Units. Generally, these tax distributions will be computed based on RSILP’s estimate of the taxable income of RSILP allocable to each holder of RSILP Units (based on certain assumptions) multiplied by an assumed tax rate equal to the highest effective marginal combined U.S. federal, state and local income tax rate prescribed for an individual or corporation resident in New York, California or Illinois (whichever results in the application of the highest state and local tax rate), subject to various adjustments. Distributions, including tax distributions, will be made to holders of RSILP Units on a pro rata basis.
Exchange of RSILP Units for Class A Common Stock
The Sellers may, up to four times per calendar year, exchange all or any portion of their RSILP Units, together with the cancellation of an equal number of shares of Class V Common Stock, for a number of shares of Class A Common Stock equal to the number of exchanged RSILP Units by delivering a written notice to RSILP and a copy to RSI ASLP, Inc., a wholly owned subsidiary of the Company (the “Special Limited Partner”); provided that no holder of RSILP Units may exchange less than 1,000 RSILP Units in any single exchange unless exchanging all of the RSILP Units held by such holder at such time, subject in each case to the limitations and requirements set forth in the RSI A&R LPA regarding such exchanges. Notwithstanding the foregoing, the Special Limited Partner may, at its sole discretion, in lieu of delivering shares of Class A Common Stock for any RSILP Units surrendered for exchange, pay an amount in cash per RSILP Unit equal to the 5-day VWAP of the Class A Common Stock on the date of the receipt of the written notice of the exchange.
Exchange Ratio
For each RSILP Unit exchanged, one share of Class V Common Stock will be canceled and one share of Class A Common Stock will be issued to the exchanging member. If the Class A Common Stock is converted or changed into another security, securities or other property, on any subsequent exchange an exchanging RSILP Unit holder will be entitled to receive such security, securities or other property.
Restrictions on Exchange
In certain circumstances RSI GP may limit the rights of holders of RSILP Units to exchange their RSILP Units if RSI GP determines in good faith that such restrictions are necessary so that RSILP will not be classified as a “publicly traded partnership” under applicable tax laws and regulations.
Investor Rights Agreement
At the closing of the Business Combination, the Company, Sellers, the Founder Holders (as defined therein), and the Sellers’ Representative entered into the Investor Rights Agreement, pursuant to which, among other things, (i) the Sponsor has the right to nominate up to two directors to the Board and the Sellers’ Representative has the right to nominate the remaining directors of the Board (see the section “Proposal No. 1 Election of Directors – Director Nomination Process” in this Proxy Statement for further information regarding these designation rights), and the Sellers’ Representative has the right to appoint up to three non-voting board observers to the Board, in each case subject to certain conditions, (ii) the Company provided the Sellers and the Sponsor certain registration rights with respect to the shares of Class A Common Stock held by the Sellers and the Sponsor, and (iii) the Amended Insider Letter was deemed amended to remove the 12-month lock-up period contained therein applicable to the Sponsor, Niccolo de Masi, Harry You and the independent directors, in each case as more fully described in the Investor Rights Agreement.
Services Agreement
At the closing of the Business Combination, RSILP and Rush Street Gaming, LLC, a current affiliate of RSILP (“RSG”), entered into a Services Agreement (the “Services Agreement”), pursuant to which, among other things, RSG or certain of its affiliates provides certain specified services to the Company for a period of two years following the closing of the Business Combination, subject to extension and early termination, including, without limitation, certain corporate and shared services related to functions such as government affairs, certain business development, insurance and other services (in each case as more fully described in the Services Agreement). As compensation for the provision of these services, during the term of the Services Agreement, RSILP reimburses RSG for (i) all third party costs, including fees and costs incurred in connection with any required consents, incurred in connection with the provision of services, (ii) its reasonable and documented out-of-pocket travel and related expenses as approved by RSILP, and (iii) an allocable portion of payroll, benefits and overhead with respect to RSG’s or its affiliates’ employees who perform or otherwise assist in providing the services.
Tax Receivable Agreement
Simultaneously with the closing of the Business Combination, the Company, the Special Limited Partner, RSILP, the Sellers and the Sellers’ Representative entered into a tax receivable agreement (the “Tax Receivable Agreement”), which provides for, among other things, payment by the Special Limited Partner to the Sellers of 85% of the net income tax savings realized by the Company and its consolidated subsidiaries (including the Special Limited Partner) as a result of the increases in tax basis and certain other tax benefits related to the transactions contemplated under the Business Combination Agreement and the exchange of certain RSILP Units for Class A Common Stock (or cash) pursuant to the RSI A&R LPA and tax benefits related to entering into the Tax Receivable Agreement, including tax benefits attributable to payments under the Tax Receivable Agreement (as more fully described in the Tax Receivable Agreement). The Tax Receivable Agreement remains in effect until all such tax benefits have been utilized or expired unless the Special Limited Partner exercises its rights to terminate the Tax Receivable Agreement for an amount representing the present value of anticipated future tax benefits under the Tax Receivable Agreement or certain other acceleration events occur.
The Company expects that the payments the Special Limited Partner will make under the Tax Receivable Agreement could be substantial and could have a material adverse effect on the Company’s financial condition. The unrecognized Tax Receivable Agreement liability as of December 31, 2022 was $58.7 million. Based primarily on historical losses of RSILP, management has determined it is more-likely-than-not that the Company will be unable to utilize its deferred tax assets subject to the Tax Receivable Agreement; therefore, management has not recorded the deferred tax asset or a corresponding liability under the Tax Receivable Agreement related to the tax savings the Company may realize from the utilization of tax deductions related to basis adjustments created by the Business Combination and subsequent exchanges. The amount payable under the Tax Receivable Agreement would vary from year to year. We expect the cash tax savings we would realize from the utilization of deferred tax assets to fund the required payments.
RSILP’s Related Party Transactions
Mr. Neil Bluhm and his adult children (including Ms. Leslie Bluhm), through their individual capacities or trusts that they have created for the benefit of themselves or their family members, have an indirect controlling or material interest in the following entities: RSG, Rivers IP Holdings, LLC (“Rivers IP”), Sugar House HSP Gaming, LP (“Sugar House”), Holdings Acquisition Co, LP (“Rivers Pittsburgh”) which may be deemed affiliates of the Company, Midwest Gaming & Entertainment, LLC (“Midwest Gaming”), Capital Region Gaming, LLC (“Rivers Schenectady”), Rivers Portsmouth Gaming, LLC (“Rivers Portsmouth”), LAMB Partners, LLC and LAMB Capital Advisors, LLC (together with LAMB Partners, LLC, “LAMB”). Mr. Bluhm serves on the boards or is the controlling party of RSG, Sugar House, Rivers Pittsburgh, Midwest Gaming , Rivers Schenectady, Rivers Portsmouth and LAMB. Mr. Greg Carlin, in his individual capacity and through trusts or other entities that he has created for the benefit of himself and his family members, has an indirect material economic interest in and serves on the board and as chief executive officer of each of the following entities: RSG, Sugar House, Rivers Pittsburgh, Midwest Gaming, Rivers Schenectady, and Rivers Portsmouth. Mr. Carlin is also the managing member of Rivers IP. Mr. Carlin resigned from the foregoing positions as of April 30, 2022. Each of the foregoing entities regularly engage in transactions with RSILP, which are more fully described below.
RSG and LAMB
RSG and LAMB periodically advance RSILP amounts for certain costs and expenses. The amounts advanced generally correspond to RSILP’s allocated portion of costs of third-party service providers and processors providing services to RSILP and are passed through RSG or LAMB to RSILP with no markup. The total amount advanced by RSG or LAMB from time to time increases and decreases as RSILP draws upon and repays such advances. Payables due to RSG and LAMB for amounts advanced to RSILP were $0.3 million at December 31, 2022.
Pursuant to the Services Agreement, RSG, LAMB and certain of their affiliates also provide operational support to RSILP, such as government affairs, certain business development, insurance and other services. See “— Agreements Entered Into In Connection With the Business Combination — Services Agreement”. Under the arrangement between RSG and RSILP, RSILP reimburses RSG the allocated portion of the salary, bonus, benefits and overhead cost for RSG, LAMB and/or its affiliates’ employees that provide services to RSILP. The portion is generally calculated on the basis of the allocable portion of payroll, benefits and overhead and percentage of time spent by RSG, LAMB and/or its affiliates’ employees on RSILP’s matters as compared to other matters unrelated to RSILP. Expenses relating to support services were $0.4 million for the year ended December 31, 2022, while payables due to RSG for support services were $0.4 million at December 31, 2022.
Mr. Carlin was the chief executive officer of RSG until April 30, 2022, and has historically been compensated with a base salary from RSG.
Collectively, RSILP had $0.7 million payable to RSG and LAMB as of December 31, 2022, and recorded as accrued expenses within the applicable balance sheet.
RSG also previously owned the “Rush Street” and “Rush Rewards” trademarks used by RSILP. Pursuant to the Business Combination Agreement, these trademarks and several other trademarks and domain names that we use in connection with our business were transferred and assigned to us by RSG and its affiliates, as applicable, and we granted to RSG and its affiliates a perpetual, royalty-free license to use certain of these trademarks and domain names in certain fields of use. This license is either exclusive or non-exclusive based on the field of use and the particular trademark or domain name.

Rivers IP
Rivers IP owns the rights to the “rushstreetinteractive.com” domain name, which were assigned to us by Rivers IP in connection with the Business Combination, and, as further described below, certain other intellectual property used by RSILP. In connection with the Business Combination, we, together with Rivers IP and RSG, entered into an amended and restated license agreement. This amended and restated agreement provides RSILP with a license to utilize the “Rivers,” “betrivers,” “betrivers.com” trademarks and domain names under certain prescribed terms. Under the terms of this amended and restated agreement, in jurisdictions in which an RSG affiliate operates a “Rivers” branded casino and RSILP provide retail and/or online sports wagering services or online gaming services, RSILP receives a sublicense from the applicable “Rivers” branded casinos to utilize such trademarks and domain names in connection with RSILP’s operation of retail and online sports betting and online gaming under the casinos’ regulatory licenses. We amended RSILP’s agreement with Rivers IP to better reflect the parties’ intent and current licensing practices.
Affiliated Land-Based Casinos
Neil Bluhm and his adult children (including Ms. Leslie Bluhm), through their individual capacities, entities or trusts that they have created for the benefit of themselves or their family members, and Greg Carlin are direct or indirect owners and officers of certain land-based casinos. RSILP has entered into certain agreements with these affiliated land-based casinos, as further described below, that create strategic partnerships aimed to capture the online gaming, online sports betting and retail sports services markets in the various states and municipalities where the land-based casinos operate.
Generally, RSILP pays a royalty fee to the land-based casino (calculated as a percentage of RSILP’s revenue less reimbursable costs as defined in the applicable agreement) in exchange for the right to operate real-money online casino and/or online sports betting under the gaming license of the land-based casinos. Royalties paid to affiliated casinos were $40.3 million for the year ended December 31, 2022, which were net of any consideration received from the affiliated casino for reimbursable costs. Net royalties paid are recorded as costs of revenue in the applicable consolidated statements of operations. In certain cases, the affiliate casino maintains the bank account that processes cash deposits and withdrawals for our customers. Accordingly, at any point in time, RSILP will record a receivable from the affiliate, representing our total gaming revenue (with our customers) that was collected by the affiliate, less consideration payable to the affiliate for use of its license, which is offset by any consideration received from the affiliate based on the terms of the agreement. Receivables due from affiliated land-based casinos were $35.9 million as of December 31, 2022.
In addition, RSILP provides retail sports services to certain affiliated land-based casinos in exchange for a monthly commission based on the land-based casino’s retail sportsbook revenue. Services include ongoing management and oversight of the retail sportsbook, technical support for the land-based casino’s customers, customer support, risk management, advertising and promotion, and support for the third-party vendor’s sports betting equipment. Revenue recognized relating to retail sports services provided to affiliated land-based casinos was $1.4 million for the year ended December 31, 2022.
RSILP has a social gaming platform, providing customers with free-to-play games that use virtual credits that can be earned or purchased. Certain social gaming offerings are marketed under the affiliated land-based casino’s brands and therefore require RSILP to pay royalties to the affiliated land-based casino, which are recorded as Costs of revenue in the consolidated statements of operations. Social gaming royalties paid to affiliated land-based casinos were $0.8 million for the year ended December 31, 2022.
Specifically, RSILP has entered into the following agreements with affiliated land-based casinos:
Sugar House d/b/a Rivers Philadelphia
RSILP has entered into four agreements with Sugar House related to retail and online sports wagering and online gaming operations: (a) the Retail Sports Book Agreement, dated as of December 11, 2018, by and between Rush Street Interactive PA, LLC and Sugar House (the “Sugar House RSBA”); (b) the Online Sports Wagering Operations and License Agreement, dated as of May 28, 2019, by and between RSILP and Sugar House, as amended by Amendment No. 1, dated as of June 26, 2019 (as further amended, the “Sugar House OSWOLA”); (c) the Online Interactive Gaming Operations and License Agreement, dated as of July, 2019, by and between Rush Street Interactive PA, LLC, RSILP and Sugar House (as further amended, the “Sugar House OIGOLA”); and (d) the Software and Services Agreement, dated as of July 10, 2015, by and between RSILP and Sugar House (the “Sugar House SSA”). Sugar House launched its (i) Casino4Fun social gaming offerings on July 10, 2015, (ii) retail sports betting offerings on December 13, 2018, (iii) online sports betting offerings on May 31, 2019 and (iv) online gaming offerings under the “Play Sugar House” skin on June 19, 2019 and under the “BetRivers” skin on January 30, 2020.
Pursuant to the Sugar House RSBA, RSILP provides support services for retail sports wagering offered at the Rivers Philadelphia casino. Pursuant to the Sugar House OSWOLA and OIGOLA, respectively, RSILP operates the online sports wagering and online gaming site in Pennsylvania. RSI has a license to utilize (i) the “Rivers” and “betrivers” marks pursuant to the arrangements described under “— Rivers IP Holdings, LLC”, above, and (ii) the “Sugar House” mark pursuant to certain license agreements between Sugar House and RSI.
Pursuant to the Sugar House SSA, RSILP provides software and services to support the Casino4Fun Casino, which is a customer-branded social gaming casino site and does not involve any real money wagering, but customers can deposit money to be redeemed for credits to be used on the site.
Rivers Pittsburgh d/b/a Rivers Casino
RSILP has three agreements with Rivers Pittsburgh: (a) the Retail Sports Book Agreement, dated as of December 11, 2018, by and between Rush Street Interactive PA, LLC and Rivers Pittsburgh, as amended by Amendment No. 1, dated as of June 21, 2019 (the “Rivers Pittsburgh RSBA”); (b) the Online Sports Wagering Operations and License Agreement, dated as of June 21, 2019, by and between Rush Street Interactive PA, LLC and Rivers Pittsburgh, as amended by Amendment No. 1, dated as of June 21, 2019 (the

“Rivers Pittsburgh OSWOLA”); and (c) the Software and Services Agreement, dated as of July 10, 2018, by and between RSILP and Rivers Pittsburgh (the “Rivers Pittsburgh SSA”). Rivers Pittsburgh launched its Casino4Fun social gaming offerings on July 10, 2018, its retail sports betting offerings on December 13, 2018 and its online sports betting offerings on June 25, 2019.
Pursuant to the Rivers Pittsburgh RSBA, RSILP provides support services for retail sports wagering offered at the Rivers Pittsburgh casino. Pursuant to the Rivers Pittsburgh OSWOLA, RSILP operates the online sports wagering site.
Pursuant to the Rivers Pittsburgh SSA, RSILP provides software and services to support the Casino4Fun Casino, which is a customer-branded social gaming casino site and does not involve any real money wagering, but customers can deposit money to be redeemed for credits to be used on the site.
Midwest Gaming d/b/a Rivers Casino
RSILP has two agreements with Midwest Gaming: (a) the Retail Sports Book Agreement, dated March 9, 2020, by and between Rush Street Interactive IL, LLC and Midwest Gaming (the “Midwest RSBA”); and (b) the Software and Services Agreement, dated as of December 12, 2017, by and between RSILP and Midwest Gaming (the “Midwest Gaming SSA”). Pursuant to the Midwest RSBA, RSILP provides support services for retail sports wagering offered at Rivers Des Plaines casino. Midwest Gaming launched its retail sports wagering offerings on March 9, 2020. Pursuant to the Midwest Gaming SSA, RSILP provides software and services to support the Casino4Fun Casino, which is a customer-branded social gaming casino site and does not involve any real-money wagering, but customers can deposit money to be redeemed for credits to be used on the site. Additionally, RSILP is negotiating and expects to enter into an agreement with Midwest Gaming to provide Midwest Gaming with software and services for its online sports wagering and online gaming sites (the “Midwest Online Agreement”). The Midwest RSBA currently is in effect until the earlier of (i) June 7, 2020 (subject to an unlimited number of 30-day extensions of this date as agreed by RSILP and Midwest Gaming) and (ii) the execution of the Midwest Online Agreement. The Midwest RSBA is currently in effect and RSILP expects it to remain in effect. RSILP intends to enter into an amendment of the Midwest RSBA with Midwest Gaming to, among other things, make the Midwest RSBA co-terminus with the Midwest Online Agreement.
Rivers Schenectady d/b/a Rivers Casino & Resort
RSILP has two primary agreements with Rivers Schenectady: (a) the Sports Wagering and Interactive Gaming License Agreement, dated as of October 6, 2020, by and between Rush Street Interactive NY, LLC and Rivers Schenectady, as amended by Amendment No. 1 to Sports Wagering and Interactive Gaming License Agreement, dated as of November 10, 2021 (as amended, the “Rivers Schenectady SWIGLA”); and (b) the Software and Services Agreement, dated as of December 15, 2016, by and between RSILP and Rivers Schenectady (the “Rivers Schenectady SSA”). Rivers Schenectady launched its Casino4Fun social gaming offerings on December 15, 2016 and its retail sports betting offerings on July 16, 2019.
Pursuant to the Schenectady SWIGLA, RSILP provides support services for Rivers Schenectady’s retail sports wagering operations for a term of twenty years. Additionally, pursuant to the Schenectady SWIGLA, Rivers Schenectady provides RSILP with the right to operate, among other things, interactive gaming operations in the state of New York under Rivers Schenectady’s regulatory licenses, if permitted under applicable law.
Pursuant to the Rivers Schenectady SSA, RSILP provides software and services to support the Casino4Fun Casino, which is a customer-branded social gaming casino site and does not involve any real money wagering, but customers can deposit money to be redeemed for credits to be used on the site.
Rivers Portsmouth d/b/a Rivers Casino Portsmouth
On October 6, 2020, RSILP entered into a Sports Betting and Interactive Gaming License Agreement with Rivers Portsmouth (the “Portsmouth SBIGLA”). Pursuant to the Portsmouth SBIGLA, RSILP will provide support services for Rivers Portsmouth’s retail sports betting operations for a term of twenty years. Additionally, pursuant to the Portsmouth SBIGLA, Rivers Portsmouth provides RSILP the right to operate, and RSILP currently operates, online sports betting and, if permitted under applicable law, interactive gaming operations in the Commonwealth of Virginia under Rivers Portsmouth’s regulatory licenses.
Rush Street Productions Acquisition
On June 10, 2022, the Company purchased all of the equity interests of Rush Street Productions, LLC (“RSP”), a poker-related production company that owns certain poker-related assets, including Poker Night in America, a television program focused on poker games and tournaments. Immediately prior to the Company’s purchase of these equity interests in RSP, on June 10, 2022, Messrs. Bluhm and Carlin forfeited their limited liability company interests in RSP, resulting in Mr. Todd Anderson being the sole owner of RSP. The Company then purchased from Mr. Anderson 100% of the limited liability company interests in RSP for an aggregate purchase price of approximately $4.7 million, comprised of cash, Class V Common Stock, RSILP Units, Class A Common Stock and assumed liabilities (the “RSP Acquisition”). The Company obtained an independent valuation report as to the fair market value of RSP to support the purchase price being paid for the RSP Acquisition. As part of the RSP Acquisition, the Company employed Mr. Anderson and two other RSP employees. Mr. Anderson received all of the proceeds from the RSP Acquisition; Messrs. Bluhm and Carlin did not receive any proceeds from the RSP Acquisition. The Audit Committee approved the RSP Acquisition in accordance with the Company’s Related Party Transactions Policy, and the Board (with Mr. Bluhm and certain other directors abstaining) approved the same. See Notes 2, 14 and 16 to the Company’s audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for additional information about the RSP Acquisition.

HOUSEHOLDING INFORMATION
Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, we will deliver promptly a separate copy of this Proxy Statement. Such stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:
If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at Rush Street Interactive, Inc., 900 N. Michigan Avenue, Suite 950, Chicago, Illinois 60611 or by telephone at (773) 893-5855, to inform us of his or her request; or if a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.
TRANSFER AGENT AND REGISTRAR
The transfer agent for our securities is Continental Stock Transfer & Trust Company.
STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
We provide an informal process for stockholders to send communications to our Board and its members. Stockholders who wish to contact our Board or any of its members, including our Lead Director, may do so by writing to Rush Street Interactive, Inc., 900 N. Michigan Avenue, Suite 950, Chicago, IL 60611. At the direction of the Board, all mail received will be opened and screened for security purposes. Correspondence directed to an individual Board member is referred to that member. Correspondence not directed to a particular Board member is referred to our Corporate Secretary.
Submission of Stockholder Proposals and Director Nominations for our 2024 Annual Meeting
Stockholders who intend to have a proposal or director nomination considered for inclusion in our proxy materials for presentation at our 2024 annual meeting of stockholders must submit the proposal or director nomination to us no later than December 29, 2023. If we change the date of our 2024 Annual Meeting by more than thirty days from the date of the previous year’s annual meeting, the deadline shall be a reasonable time before we begin to print and send our proxy materials. In accordance with our Bylaws, for a proposal or director nomination not included in our proxy materials to be brought before the 2024 annual meeting of stockholders, a stockholder’s notice of the proposal or director nomination that the stockholder wishes to present must be delivered to our Corporate Secretary, care of Rush Street Interactive, Inc., 900 N. Michigan Avenue, Suite 950, Chicago, IL 60611, not less than 90 nor more than 120 days prior to the first anniversary of the 2023 Annual Meeting. Accordingly, any notice given pursuant to our Bylaws and outside the process of Rule 14a-8 must be received no earlier than February 2, 2024 and no later than March 4, 2024. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal or director nomination that does not comply with these and other applicable requirements.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, including a statement that they will solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors. Please note that the notice deadline under Rule 14a-19 is the same as the applicable notice period under the advance notice provisions of our Bylaws described above.
WHERE YOU CAN FIND MORE INFORMATION
As a reporting company, we are subject to the informational requirements of the Exchange Act and accordingly file our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements, and other information with the SEC. As an electronic filer, our public filings are maintained on the SEC’s website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is http://www.sec.gov. In addition, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act may be accessed free of charge through our website as soon as reasonably practicable after we have electronically filed such material with, or furnished it to, the SEC. The address of that website is https://ir.rushstreetinteractive.com/financials/sec-filings/default.aspx. Our website is not part of or incorporated by reference into this Proxy Statement.

2022 ANNUAL REPORT
Our 2022 Annual Report, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, is being mailed with this Proxy Statement to those stockholders that receive this Proxy Statement in the mail. Stockholders that receive the Notice Regarding the Availability of Proxy Materials can access our 2022 Annual Report, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, at https://www.cstproxy.com/rushstreetinteractive/2023.
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Corporate Secretary at our offices at 900 N. Michigan Avenue, Suite 950, Chicago, Illinois 60611 or by electronic mail at CorporateSecretary@rushstreetinteractive.com.
Your vote is important. Please promptly vote your shares by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.

                                By Order of the Board of Directors

                                Selden Ross
                                Corporate Secretary

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

RUSH STREET INTERACTIVE, INC.

Your Internet vote authorizes the named proxy to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May 31, 2023.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit: **https://www.cstproxy.com/rushstreetinteractive/2023**

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.

Please mark your votes like this **X**

1. Election of Class III Director Nominees
   1. Neil Bluhm
   2. Niccolo de Masi

FOR All ☐ WITHHOLD ALL ☐ FOR All EXCEPT ☐

(Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write the nominee's name on the line below)

____

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

CONTROL NUMBER

Signature____________________ Signature, if held jointly____________________ Date__________2023.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders
To view the 2023 Proxy Statement, 2022 Annual Report and to Attend the Annual Meeting, please go to:
https://www.cstproxy.com/rushstreetinteractive/2023

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED

PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

RUSH STREET INTERACTIVE, INC.

The undersigned appoints Kyle Sauers as proxy, with the power to appoint his substitute, and authorizes him to represent and to vote, as designated on the reverse hereof, all of the shares of Class A Common Stock and Class V Common Stock of Rush Street Interactive, Inc. held of record by the undersigned at the close of business on April 12, 2023 at the Annual Meeting of Stockholders of Rush Street Interactive, Inc. to be held on June 1, 2023, or at any adjournment thereof.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF NEIL BLUHM AND NICCOLO DE MASI TO THE BOARD OF DIRECTORS AND IN FAVOR OF PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSON NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued, and to be marked, dated and signed, on the other side)

Appendix A

Amendment No. 2 to Rush Street Interactive, Inc.
Omnibus 2020 Equity Incentive Plan

This Amendment No. 2 to the Rush Street Interactive, Inc. Omnibus Equity Incentive Plan, which was adopted by the Board of Directors (the “Board”) of Rush Street Interactive, Inc. (the “Company”) on November 17, 2020 and approved by the stockholders of the Company on December 29, 2020, and was amended by that certain Amendment to Rush Street Interactive, Inc. Omnibus 2020 Equity Incentive Plan, dated March 24, 2021 (as amended, the “Plan”) is hereby adopted by the Board on this 7th day of April, 2023, subject to the approval of this amendment by the stockholders of the Company. Capitalized terms used but not otherwise defined herein have the meanings set forth in the Plan.

Pursuant to a resolution of the Board, in accordance with Section 15 of the Plan, the Plan is hereby amended as follows:

1.Section 4.1 of the Plan is deleted in its entirety and replaced with:

“Subject to adjustment in accordance with Section 14, no more than 35,780,000 shares of Common Stock shall be available for the grant of Awards under the Plan (the “Total Share Reserve”) and such Total Share Reserve shall be available for the issuance of shares upon the exercise of ISOs (the “ISO Limit”). During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.”

2.Except as specifically set forth herein, the terms of the Plan shall remain in full force and effect as prior to this Amendment.

IN WITNESS WHEREOF, the Company has caused this amendment to be executed by its duly authorized officer as of the date first above written.

Rush Street Interactive, Inc.

By: /s/ Kyle Sauers

Name: Kyle Sauers
Title: Chief Financial Officer

A-1